UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21464

Name of Fund: BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Floating Rate Income Strategies Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2009

Date of reporting period: 02/28/2009

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE   LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report FEBRUARY 28, 2009

BlackRock Corporate High Yield Fund, Inc. (COY)
BlackRock Corporate High Yield Fund III, Inc. (CYE)
BlackRock Debt Strategies Fund, Inc. (DSU)
BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
BlackRock Senior High Income Fund, Inc. (ARK)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	FEBRUARY 28, 2009

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the housing market collapse and the ensuing credit crisis swelled into an all-out global financial market meltdown, featuring the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The US economy appeared somewhat resilient through the first few months of 2008 before becoming mired in the worst recession in decades. The economic data was dire across the board, but worse was the intensifying pace of deterioration in consumer spending, employment, manufacturing and other key indicators. US gross domestic product (GDP) contracted at an annual rate of 6.3% in the 2008 fourth quarter — substantially below forecast and the worst reading since 1982. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and financial system. In addition to slashing the federal funds target rate from 3% to a record low range of 0% to 0.25%, the central bank provided enormous cash injections and significantly expanded its balance sheet via various lending and acquisition programs.

Against this backdrop, US equities contended with relentless market volatility, and the sentiment turned decisively negative toward period end. Declines were significant and broad based, with little divergence among the returns for large and small cap stocks. Non-US stocks were not spared either, as the credit crisis revealed itself to be global in nature and economic activity slowed dramatically.

Risk aversion remained the dominant theme in fixed income markets, leading the Treasury sector to top all other asset classes. The high yield market was particularly hard hit in this environment, as economic turmoil, combined with frozen credit markets and substantial technical pressures, took a heavy toll. Meanwhile, tax-exempt issues posted positive returns for the period, but the sector was not without significant challenges, including a shortage of market participants, lack of liquidity, difficult funding environment and backlog of new-issue supply.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of February 28, 2009	6-month	12-month

US equities (S&P 500 Index)	(41.82)%	(43.32)%

Small cap US equities (Russell 2000 Index)	(46.91)	(42.38)

International equities (MSCI Europe, Australasia, Far East Index)	(44.58)	(50.22)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	8.52	8.09

Taxable fixed income (Barclays Capital US Aggregate Bond Index*)	1.88	2.06

Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	0.05	5.18

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(21.50)	(20.92)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2009	BlackRock Corporate High Yield Fund, Inc.

Investment Objective

BlackRock Corporate High Yield Fund, Inc. (COY) (the “Fund”) seeks to provide shareholders with current income with a secondary objective of providing shareholders with capital appreciation. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of fixed-income securities that are rated below investment grade by the established rating services (Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Corporation (“S&P’s”)) or are unrated securities of comparable quality.

The Fund’s fiscal year-end was changed to February 28.

Performance

For the nine months ended February 28, 2009, the Fund returned (39.46)% based on market price and (38.98)% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (43.59)% on a market price basis and (40.44)% on a NAV basis. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. This period was one of the worst in high yield market history. In this environment, the Fund was positioned conservatively, with an emphasis on defensive sectors, an allocation to bank loans and higher-than-normal cash balances. For most of the period, the Fund also had lower leverage than the majority of its Lipper peers. All of this aided relative performance in a difficult market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of February 28, 2009 ($3.91)[1]	18.72%
Current Monthly Distribution per Common Share[2]	$0.061
Current Annualized Distribution per Common Share[2]	$0.732
Leverage as of February 28, 2009[3]	21%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/09	5/31/08	Change	High	Low

Market Price	$3.91	$7.28	(46.29)%	$7.37	$2.71
Net Asset Value	$4.19	$7.74	(45.87)%	$7.75	$3.93

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/09	5/31/08

Corporate Bonds	82%	87%
Floating Rate Loan Interests	16	10
Non-U.S. Government Agency Mortgage-Backed Securities	1	—
Common Stocks	1	1
Preferred Stocks	—	1
Capital Trusts	—	1

Credit Quality Allocations[4]

	2/28/09	5/31/08

BBB/Baa	4%	3%
BB/Ba	31	27
B/B	47	54
CCC/Caa	12	14
CC/Ca	1	—
Not Rated	5	2

[4]	Using the higher of S&P’s or Moody’s ratings.

4	ANNUAL REPORT	FEBRUARY 28, 2009

Fund Summary as of February 28, 2009	BlackRock Corporate High Yield Fund III, Inc.

Investment Objective

BlackRock Corporate High Yield Fund III, Inc. (CYE) (the “Fund”) seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P’s) or are unrated securities of comparable quality.

The Fund’s fiscal year-end was changed to February 28.

Performance

For the nine months ended February 28, 2009, the Fund returned (42.38)% based on market price and (39.69)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (43.59)% on a market price basis and (40.44)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. This period was one of the worst in high yield market history. In this environment, the Fund was positioned conservatively, with an emphasis on defensive sectors, an allocation to bank loans and higher-than-normal cash balances. For most of the period, the Fund also had lower leverage than the majority of its Lipper peers. All of this aided relative performance in a difficult market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of February 28, 2009 ($3.57)[1]	20.17%
Current Monthly Distribution per Common Share[2]	$0.06
Current Annualized Distribution per Common Share[2]	$0.72
Leverage as of February 28, 2009[3]	23%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/09	5/31/08	Change	High	Low

Market Price	$3.57	$7.03	(49.22)%	$7.07	$2.65
Net Asset Value	$4.05	$7.62	(46.85)%	$7.63	$3.81

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/09	5/31/08

Corporate Bonds	82%	87%
Floating Rate Loan Interests	16	9
Non-U.S. Government Agency Mortgage-Backed Securities	1	—
Common Stocks	1	2
Preferred Stocks	—	1
Capital Trusts	—	1

Credit Quality Allocations[4]

	2/28/09	5/31/08

AAA/Aaa	1%	—
BBB/Baa	5	3%
BB/Ba	30	27
B/B	46	54
CCC/Caa	14	14
CC/Ca	1	—
Not Rated	3	2

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2009	5

Fund Summary as of February 28, 2009	BlackRock Debt Strategies Fund, Inc.

Investment Objective

BlackRock Debt Strategies Fund, Inc. (DSU) (the “Fund”) seeks to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P’s) or unrated debt instruments of comparable quality.

Performance

For the 12 months ended February 28, 2009, the Fund returned (54.99)% based on market price and (50.19)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (40.21)% on a market price basis and (39.49)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. During the 12 months, high yield loans, which made up 43% of the Fund’s portfolio as of February 28, 2009, outperformed high yield bonds. This aided the Fund’s relative performance, as most of the funds within the Lipper category comprise high yield bonds. Conversely, the Fund was 26% leveraged as of February 28, 2009, amplifying its negative return during one of the most difficult periods in market history. The Fund’s allocation to lower credit quality issues also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of February 28, 2009 ($2.07)[1]	27.83%
Current Monthly Distribution per Common Share[2]	$0.048
Current Annualized Distribution per Common Share[2]	$0.576
Leverage as of February 28, 2009[3]	26%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on March 2, 2009. The Monthly Distribution per Share was decreased to $0.0355. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/09	2/29/08	Change	High	Low

Market Price	$2.07	$5.43	(61.88)%	$5.88	$1.81
Net Asset Value	$2.35	$5.57	(57.81)%	$5.69	$2.35

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/09	2/29/08

Corporate Bonds	53%	57%
Floating Rate Loan Interests	43	39
Common Stocks	3	3
Preferred Stocks	—	1
Non-U.S. Government Agency Mortgage-Backed Securities	1	—

Credit Quality Allocations[4]

	2/28/09	2/29/08

BBB/Baa	9%	1%
BB/Ba	—	14
B/B	59	51
CCC/Caa	21	20
CC/Ca	4	3
D	1	1
Not Rated	6	10

[4]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	FEBRUARY 28, 2009

Fund Summary as of February 28, 2009	BlackRock Floating Rate Income Strategies Fund II, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (the “Fund”) seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

Performance

For the 12 months ended February 28, 2009, the Fund returned (35.78)% based on market price and (36.46)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (41.71)% on a market price basis and (34.50)% on a NAV basis. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises both closed-end funds and unleveraged continuously offered closed-end funds. The other closed-end funds in the category posted an average return of (39.32)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. This annual period was one of the most difficult in market history. Accordingly, the Fund was invested fairly conservatively with an emphasis on more liquid credits and defensive market sectors, which aided relative performance. Additionally, the Fund ran low levels of leverage compared with its Lipper peers, which helped relative performance in a difficult market. Any leverage hurt absolute performance, however, as the market was down. The Fund ran relatively modest cash balances during the period, which did not significantly impact performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of February 28, 2009 ($8.28)[1]	16.43%
Current Monthly Distribution per Common Share[2]	$0.11335
Current Annualized Distribution per Common Share[2]	$1.36020
Leverage as of February 28, 2009[3]	22%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on March 2, 2009. The Monthly Distribution per Share was decreased to $0.10335. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/09	2/29/08	Change	High	Low

Market Price	$8.28	$14.75	(43.86)%	$15.85	$6.56
Net Asset Value	$8.92	$16.06	(44.46)%	$16.83	$8.55

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/09	2/29/08

Floating Rate Loan Interests	71%	70%
Corporate Bonds	28	29
Common Stocks	—	1
Non-U.S. Government Agency Mortgage-Backed Securities	1	—

Credit Quality Allocations[4]

	2/28/09	2/29/08

BBB/Baa	15%	12%
BB/Ba	8	13
B/B	57	38
CCC/Caa	15	26
CC/Ca	2	—
D	1	—
Not Rated	2	11

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2009	7

Fund Summary as of February 28, 2009	BlackRock Senior High Income Fund, Inc.

Investment Objective

BlackRock Senior High Income Fund, Inc. (ARK) (the “Fund”) seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

Performance

For the 12 months ended February 28, 2009, the Fund returned (48.33)% based on market price and (42.15)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (40.21)% on a market price basis and (39.49)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, high yield loans, which made up 44% of the Fund’s portfolio as of February 28, 2009, outperformed high yield bonds. This aided the Fund’s relative performance, as most of the funds within the Lipper category comprise high yield bonds. Conversely, the Fund was 25% leveraged as of February 28, 2009, amplifying its negative return during one of the most difficult periods in market history. The Fund’s allocation to lower credit quality issues also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of February 28, 2009 ($2.21)[1]	19.00%
Current Monthly Distribution per Common Share[2]	$0.035
Current Annualized Distribution per Common Share[2]	$0.420
Leverage as of February 28, 2009[3]	25%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on March 2, 2009. The Monthly Distribution per Share was decreased to $0.0250. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/09	2/29/08	Change	High	Low

Market Price	$2.21	$4.91	(54.99)%	$5.20	$1.88
Net Asset Value	$2.54	$5.04	(49.60)%	$5.19	$2.50

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/09	2/29/08

Corporate Bonds	55%	52%
Floating Rate Loan Interests	44	48
Non-U.S. Government Agency Mortgage-Backed Securities	1	—

Credit Quality Allocations[4]

	2/28/09	2/29/08

BBB/Baa	2%	5%
BB/Ba	22	21
B/B	59	62
CCC/Caa	8	6
CC/Ca	3	3
D	1	—
Not Rated	5	3

[4]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	FEBRUARY 28, 2009

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through borrowings and the issuance of short-term securities. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental yield.

The interest earned on securities purchased with the proceeds from leverage is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of each Fund’s Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to Common Shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $130 million earns the income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s debt securities do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund Shareholders and may reduce investment returns.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through a credit facility and the issuance of short-term debt securities up to 33 1/3% of total managed assets. As of February 28, 2009, the Funds had outstanding leverage from credit facility borrowings as a percentage of total managed assets as follows:

Percent of Leverage

BlackRock Corporate High Yield Fund, Inc.	21%
BlackRock Corporate High Yield Fund III, Inc.	23%
BlackRock Debt Strategies Fund, Inc.	26%
BlackRock Floating Rate Income Strategies Fund II, Inc.	22%
BlackRock Senior High Income Fund, Inc.	25%

Derivative Instruments

The Funds may invest in various derivative instruments, including swap agreements, forward currency contracts and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	9

Schedule of Investments February 28, 2009	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Aerospace & Defense — 0.0%
Hawker Beechcraft Acquisition Co. LLC, 8.875%, 4/01/15 (a)	USD	275	$22,000

Airlines — 0.6%
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18		674	488,997
Series 2001-1-C, 7.033%, 12/15/12		300	216,186
UAL Corp., 4.50%, 6/30/21 (b)		340	155,142

			860,325

Auto Components — 1.4%
Allison Transmission, Inc. (c):
11%, 11/01/15		730	354,050
11.25%, 11/01/15 (a)		1,085	417,725
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11		1,355	1,084,000
8.625%, 12/01/11		172	137,600
Lear Corp., 8.75%, 12/01/16		405	68,850

			2,062,225

Automobiles — 0.2%
Ford Capital BV, 9.50%, 6/01/10		710	227,200
Ford Motor Co., 8.90%, 1/15/32		600	102,000

			329,200

Building Products — 0.8%
Momentive Performance Materials, Inc., 11.50%, 12/01/16		1,535	322,350
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,830	841,800

			1,164,150

Capital Markets — 1.0%
E*Trade Financial Corp., 12.50%, 11/30/17 (c)		1,508	693,680
Marsico Parent Co., LLC, 10.625%, 1/15/16 (c)		1,004	411,640
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(c)		393	161,178
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(c)		267	109,566

			1,376,064

Chemicals — 2.1%
American Pacific Corp., 9%, 2/01/15		800	672,000
Innophos, Inc., 8.875%, 8/15/14		740	588,300
MacDermid, Inc., 9.50%, 4/15/17 (c)		1,595	630,025
Terra Capital, Inc. Series B, 7%, 2/01/17		205	186,550
Wellman Holdings, Inc. (b)(c):
Second Lien Subordinate Note, 10%, 1/29/19		790	790,000
Third Lien Subordinate Note, 5%, 1/29/19		240	168,000

			3,034,875

Commercial Services & Supplies — 3.6%
Sally Holdings LLC, 9.25%, 11/15/14		200	190,500
US Investigations Services, Inc., 10.50%, 11/01/15 (c)		700	556,500
Waste Services, Inc., 9.50%, 4/15/14		2,800	2,212,000
West Corp.:
9.50%, 10/15/14		700	490,000
11%, 10/15/16		2,720	1,740,800

			5,189,800

Construction & Engineering — 0.8%
Dycom Industries, Inc., 8.125%, 10/15/15		1,650	1,179,750

Corporate Bonds		Par (000)	Value

Construction Materials — 1.0%
Nortek, Inc., 10%, 12/01/13	USD	2,170	$868,000
Texas Industries, Inc., 7.25%, 7/15/13		720	511,200

			1,379,200

Containers & Packaging — 6.0%
Berry Plastics Holding Corp., 5.871%, 9/15/14 (d)		1,655	769,575
Crown European Holdings SA, 6.25%, 9/01/11	EUR	1,200	1,475,659
Graphic Packaging International Corp.:
8.50%, 8/15/11	USD	1,175	1,034,000
9.50%, 8/15/13		960	715,200
Impress Holdings BV, 4.219%, 9/15/13 (c)(d)		390	288,600
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		925	934,250
6.75%, 12/01/14	EUR	420	473,884
Packaging Dynamics Finance Corp., 10%, 5/01/16 (c)	USD	1,255	539,650
Pregis Corp., 12.375%, 10/15/13		1,130	502,850
Rock-Tenn Co., 8.20%, 8/15/11		1,875	1,875,000
Smurfit-Stone Container Enterprises, Inc., 8%, 3/15/17 (e)(g)		1,310	114,625

			8,723,293

Diversified Consumer Services — 1.8%
Service Corp. International, 7%, 6/15/17		2,800	2,548,000

Diversified Financial Services — 3.2%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		490	447,125
FCE Bank Plc:
7.125%, 1/16/12		2,650	2,049,315
Series JD, 3.991%, 9/30/09 (d)	EUR	250	266,227
Ford Motor Credit Co. LLC:
7.569%, 1/13/12 (d)	USD	195	95,550
7.80%, 6/01/12		200	108,404
GMAC LLC (c):
7.25%, 3/02/11		348	240,374
3.461%, 12/01/14 (d)		841	370,040
Leucadia National Corp., 8.125%, 9/15/15		1,250	1,037,500

			4,614,535

Diversified Telecommunication Services — 5.7%
Broadview Networks Holdings, Inc., 11.375%, 9/01/12		1,000	520,000
Cincinnati Bell, Inc., 7.25%, 7/15/13		245	233,975
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,535	2,995,913
3.50%, 11/15/25 (b)		300	268,125
Qwest Corp.:
6.069%, 6/15/13 (d)		1,350	1,144,125
7.625%, 6/15/15		500	446,250
Windstream Corp., 8.125%, 8/01/13		2,800	2,716,000

			8,324,388

Electric Utilities — 2.6%
Edison Mission Energy, 7.50%, 6/15/13		1,775	1,628,562
NSG Holdings LLC, 7.75%, 12/15/25 (c)		965	772,000
Tenaska Alabama Partners LP, 7%, 6/30/21 (c)		1,776	1,342,026

			3,742,588

Electrical Equipment — 0.0%
UCAR Finance, Inc., 10.25%, 2/15/12		49	44,100

Electronic Equipment & Instruments — 0.2%
Sanmina-SCI Corp., 8.125%, 3/01/16		600	210,000

See Notes to Financial Statements.

10	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)		Value

Energy Equipment & Services — 0.6%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15	USD		195	$152,587
7.75%, 5/15/17			300	232,500
North American Energy Partners, Inc., 8.75%, 12/01/11			355	279,563
Transocean, Inc. Series A, 1.625%, 12/15/37 (b)			310	276,288

				940,938

Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (c)			750	450,000
Rite Aid Corp., 7.50%, 3/01/17			940	507,600

				957,600

Food Products — 0.5%
Tyson Foods, Inc., 10.50%, 3/01/14 (c)			750	706,875

Health Care Equipment & Supplies — 3.2%
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15			900	306,000
DJO Finance LLC, 10.875%, 11/15/14			4,900	3,724,000
Hologic, Inc., 2%, 12/15/37 (b)(f)			815	529,750
Reable Therapeutics, 11.75%, 11/15/14			80	52,400

				4,612,150

Health Care Providers & Services — 2.4%
Community Health Systems, Inc. Series WI, 8.875%, 7/15/15			250	236,562
Tenet Healthcare Corp.:
6.375%, 12/01/11			330	293,700
6.50%, 6/01/12			3,355	2,985,950

				3,516,212

Hotels, Restaurants & Leisure — 5.7%
American Real Estate Partners LP, 7.125%, 2/15/13			2,815	2,315,337
Galaxy Entertainment Finance Co. Ltd. (c):
8.133%, 12/15/10 (d)			225	168,750
9.875%, 12/15/12			500	270,000
Gaylord Entertainment Co., 8%, 11/15/13			595	394,188
Great Canadian Gaming Corp., 7.25%, 2/15/15 (c)			1,860	1,302,000
Greektown Holdings, LLC, 10.75%, 12/01/13 (c)(e)(g)			522	46,980
Harrah’s Operating Co., Inc.:
10.75%, 2/01/18 (a)			2,254	138,266
10%, 12/15/18 (c)			526	147,280
Inn of the Mountain Gods Resort & Casino, 12%, 11/15/10			1,425	171,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (c)			1,175	540,500
Penn National Gaming, Inc., 6.875%, 12/01/11			1,875	1,800,000
San Pasqual Casino, 8%, 9/15/13 (c)			925	689,125
Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15 (c)			300	175,500
Travelport LLC, 5.886%, 9/01/14 (d)			145	46,400
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (e)(g)			315	3,150
Virgin River Casino Corp., 9%, 1/15/12 (e)(g)			805	80,500

				8,288,976

Household Durables — 0.7%
American Greetings Corp., 7.375%, 6/01/16			975	502,125
Jarden Corp., 7.50%, 5/01/17			710	553,800

				1,055,925

Corporate Bonds		Par (000)		Value

IT Services — 1.2%
Alliance Data Systems Corp., 1.75%, 8/01/13 (b)(c)		USD	1,130	$754,275
First Data Corp., 9.875%, 9/24/15			895	492,250
SunGard Data Systems, Inc., 10.625%, 5/15/15 (c)			530	447,850

				1,694,375

Independent Power Producers & Energy Traders — 3.7%
The AES Corp., 8.75%, 5/15/13 (c)			994	964,180
Energy Future Holdings Corp., 11.25%, 11/01/17 (a)			3,300	1,452,000
NRG Energy, Inc.:
7.25%, 2/01/14			1,525	1,437,313
7.375%, 2/01/16			1,165	1,074,713
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (a)			900	432,000

				5,360,206

Industrial Conglomerates — 0.5%
Sequa Corp. (c):
11.75%, 12/01/15			2,380	380,800
13.50%, 12/01/15 (a)			3,402	404,623

				785,423

Insurance — 0.9%
Alliant Holdings I, Inc., 11%, 5/01/15 (c)			1,600	1,032,000
USI Holdings Corp., 5.113%, 11/15/14 (c)(d)			630	299,250

				1,331,250

Machinery — 0.8%
AGY Holding Corp., 11%, 11/15/14			1,200	720,000
Accuride Corp., 8.50%, 2/01/15			515	154,500
RBS Global, Inc., 8.875%, 9/01/16			420	316,050

				1,190,550

Marine — 0.8%
Horizon Lines, Inc., 4.25%, 8/15/12 (b)			570	275,025
Navios Maritime Holdings, Inc., 9.50%, 12/15/14			442	265,200
Teekay Shipping Corp., 8.875%, 7/15/11			640	608,000

				1,148,225

Media — 11.9%
Affinion Group, Inc., 10.125%, 10/15/13			1,255	972,625
Allbritton Communications Co., 7.75%, 12/15/12			735	330,750
CCO Holdings LLC, 8.75%, 11/15/13			200	156,000
CMP Susquehanna Corp., 9.875%, 5/15/14			1,875	56,250
CSC Holdings, Inc.:
8.50%, 4/15/14 (c)			370	355,200
Series B, 7.625%, 4/01/11			325	321,750
Cablevision Systems Corp. Series B:
8.334%, 4/01/09 (d)			490	490,000
8%, 4/15/12			425	411,187
Catalina Marketing Corp., 10.50%, 10/01/15 (a)(c)(f)			2,500	1,675,000
Charter Communications Holdings II, LLC, 10.25%, 9/15/10 (e)			685	551,425
DIRECTV Holdings LLC, 8.375%, 3/15/13			260	262,600
EchoStar DBS Corp.:
6.375%, 10/01/11			250	238,750
7%, 10/01/13			90	83,925

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	11

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Media (concluded)
Harland Clarke Holdings Corp.:
6.899%, 5/15/15 (d)	USD	330	$114,675
9.50%, 5/15/15		390	175,500
Intelsat Corp., 9.25%, 6/15/16 (c)		840	766,500
Intelsat Subsidiary Holding Co. Ltd., 8.875%, 1/15/15 (c)		250	236,250
Liberty Media Corp., 3.125%, 3/30/23 (b)		1,023	722,494
Local Insight Regatta Holdings, Inc., 11%, 12/01/17		673	161,520
Mediacom LLC, 9.50%, 1/15/13		2,250	1,957,500
Network Communications, Inc., 10.75%, 12/01/13		20	3,100
Nielsen Finance LLC:
10%, 8/01/14		1,740	1,435,500
11.625%, 2/01/14 (c)		70	60,550
ProtoStar I Ltd., 18%, 10/15/12 (b)(c)		812	446,473
Rainbow National Services LLC, 10.375%, 9/01/14 (c)		1,496	1,531,530
Salem Communications Corp., 7.75%, 12/15/10		2,425	1,200,375
TL Acquisitions, Inc., 10.50%, 1/15/15 (c)		4,095	1,924,650
Virgin Media, Inc., 6.50%, 11/15/16 (b)(c)		1,125	587,813

			17,229,892

Metals & Mining — 4.3%
Aleris International, Inc. (e)(g):
9%, 12/15/14		950	95
10%, 12/15/16		800	1,000
FMG Finance Property Ltd. (c):
10%, 9/01/13		500	425,000
10.625%, 9/01/16		1,210	1,028,500
Foundation PA Coal Co., 7.25%, 8/01/14		1,850	1,669,625
Freeport-McMoRan Copper & Gold, Inc., 7.084%, 4/01/15 (d)		1,180	882,050
Newmont Mining Corp., 1.625%, 7/15/17 (b)		555	598,706
Novelis, Inc., 7.25%, 2/15/15		1,875	585,938
Ryerson, Inc. (c):
10.568%, 11/01/14 (d)		380	193,800
12%, 11/01/15		245	144,550
Steel Dynamics, Inc., 7.375%, 11/01/12		440	380,600
Vedanta Resources Plc, 9.50%, 7/18/18 (c)		600	342,000

			6,251,864

Oil, Gas & Consumable Fuels — 10.7%
Atlas Energy Resources LLC, 10.75%, 2/01/18 (c)		1,190	963,900
Berry Petroleum Co., 8.25%, 11/01/16		470	239,700
Chesapeake Energy Corp.:
9.50%, 2/15/15		1,565	1,455,450
7.25%, 12/15/18		1,540	1,251,250
2.25%, 12/15/38 (b)		775	411,719
Compton Petroleum Finance Corp., 7.625%, 12/01/13		1,505	504,175
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (c)		1,245	473,100
Corral Finans AB, 2.594%, 4/15/10 (a)(c)		2,039	1,133,017
EXCO Resources, Inc., 7.25%, 1/15/11		2,600	2,076,750
Encore Acquisition Co., 6.25%, 4/15/14		1,850	1,461,500
Forest Oil Corp., 7.25%, 6/15/19 (c)		2,135	1,708,000
Massey Energy Co., 3.25%, 8/01/15 (b)		1,210	768,350
OPTI Canada, Inc., 8.25%, 12/15/14		1,600	544,000
PetroHawk Energy Corp. (c):
10.50%, 8/01/14		530	522,050
7.875%, 6/01/15		450	387,000
Sabine Pass LNG LP, 7.50%, 11/30/16		350	235,375
SandRidge Energy, Inc.:
8.625%, 4/01/15 (a)		1,000	690,000
8%, 6/01/18 (c)		935	729,300

			15,554,636

Corporate Bonds		Par (000)	Value

Paper & Forest Products — 1.9%
Abitibi-Consolidated, Inc., 6.319%, 6/15/11 (d)	USD	760	$68,400
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (c)		313	141,087
Bowater, Inc., 4.996%, 3/15/10 (d)		2,625	472,500
Georgia-Pacific Corp., 8.125%, 5/15/11		145	140,650
NewPage Corp., 10%, 5/01/12		2,550	771,375
Norske Skog Canada Ltd. Series D, 8.625%, 6/15/11		825	379,500
Verso Paper Holdings LLC Series B:
6.943%, 8/01/14 (d)		260	67,600
9.125%, 8/01/14		1,695	635,625

			2,676,737

Personal Products — 0.6%
Chattem, Inc., 7%, 3/01/14		885	814,200

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc., 5.011%, 12/01/13 (d)		1,310	802,375
Elan Finance Plc, 8.875%, 12/01/13		90	72,000

			874,375

Real Estate Investment Trusts (REITs) — 0.1%
FelCor Lodging LP, 8.50%, 6/01/11		245	132,300

Real Estate Management & Development — 1.3%
Forest City Enterprises, Inc., 7.625%, 6/01/15		2,825	1,243,000
Realogy Corp.:
10.50%, 4/15/14		1,830	384,300
12.375%, 4/15/15		2,045	245,400

			1,872,700

Semiconductors & Semiconductor Equipment — 0.2%
Spansion, Inc., 4.386%, 6/01/13 (c)(d)(e)(g)		1,135	265,306

Software — 0.1%
BMS Holdings, Inc., 9.224%, 2/15/12 (a)(c)(d)		389	93,778

Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 7.625%, 3/15/17		330	148,500
General Nutrition Centers, Inc.:
7.584%, 3/15/14 (a)(d)		1,640	967,600
10.75%, 3/15/15		1,200	840,000
Group 1 Automotive, Inc., 2.25%, 6/15/36 (b)(f)		985	440,788
Michaels Stores, Inc.:
10%, 11/01/14		485	165,506
11.375%, 11/01/16		780	184,275
United Auto Group, Inc., 7.75%, 12/15/16		1,030	494,400

			3,241,069

Textiles, Apparel & Luxury Goods — 1.5%
Levi Strauss & Co., 8.875%, 4/01/16		1,875	1,434,375
Quiksilver, Inc., 6.875%, 4/15/15		1,600	800,000

			2,234,375

Thrifts & Mortgage Finance — 0.4%
Residential Capital LLC, 8.50%, 5/15/10 (c)		755	520,950

Wireless Telecommunication Services — 8.9%
Centennial Communications Corp., 7.185%, 1/01/13 (d)		1,280	1,273,600
Cricket Communications, Inc.:
9.375%, 11/01/14		1,285	1,172,563
10%, 7/15/15 (c)		835	770,287

See Notes to Financial Statements.

12	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
Crown Castle International Corp., 9%, 1/15/15	USD	440	$429,000
Digicel Group Ltd. (c):
8.875%, 1/15/15		1,285	957,325
9.125%, 1/15/15 (a)		1,911	1,337,442
FiberTower Corp., 9%, 11/15/12 (b)		600	171,000
iPCS, Inc., 3.295%, 5/01/13 (d)		760	547,200
Leap Wireless International, Inc., 4.50%, 7/15/14 (b)(c)		220	148,500
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,745	2,594,025
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (c)		1,340	1,219,400
Orascom Telecom Finance SCA, 7.875%, 2/08/14 (c)		265	159,000
Sprint Capital Corp., 7.625%, 1/30/11		2,450	2,125,375

			12,904,717

Total Corporate Bonds — 97.4%			141,060,097

Floating Rate Loan Interests

Auto Components — 1.1%
Allison Transmission, Inc. Term Loan, 3.20%, 8/07/14		1,393	922,728
Dana Holding Corp. Term Advance, 7.25%, 1/31/15		1,901	578,586
Delphi Automative Systems:
Initial Tranche Term Loan C, 10.50%, 6/30/09		30	4,693
Subsequent Tranche Term Loan C, 10.50%, 6/30/09		280	43,800

			1,549,807

Automobiles — 0.4%
Ford Motor Co. Term Loan, 5%, 12/15/13		920	293,892
General Motors Corp. Secured Term Loan, 4.148%, 11/29/13		769	275,507

			569,399

Building Products — 2.2%
Building Material Corp. of America Term Loan Advance, 3.625% – 3.875%, 2/22/14		496	338,284
CPG International, I Inc. Term Loan, 6.26%, 2/28/11		2,985	2,089,447
Masonite International:
Canadian Term Loan, 6.75%, 4/06/13		959	391,656
US Term Loan, 6.25%, 4/06/13		970	396,376

			3,215,763

Capital Markets — 0.2%
Marsico Parent Co., LLC Term Loan, 4.50% – 7.25%, 12/15/14		475	225,393

Chemicals — 1.3%
PQ Corp.:
First Lien Term Loan, 4.43% – 4.71%, 7/31/14		746	445,884
Second Lien Term Loan, 7.68%, 7/30/15		3,250	1,137,500
Solutia Inc. Loan, 8.50%, 2/28/14		413	265,031

			1,848,415

Containers & Packaging — 0.1%
Berry Plastics Group, Inc. Loan, 8.421%, 6/05/14 (a)		928	185,631

Diversified Telecommunication Services — 2.5%
Wind Finance SL S.A. Euro Facility (Second Lien), 11.473%, 11/26/14	EUR	3,350	3,678,043

Floating Rate Loan Interests		Par (000)	Value

Health Care Providers & Services — 1.8%
CHS/Community Health Systems, Inc. Funded Term Loan, 2.729% – 3.506%, 7/25/14	USD	1,522	$1,288,814
HCA, Inc. Tranche Term Loan A-1, 3.459%, 11/17/12		512	445,697
Rotech Healthcare, Inc. Term Loan, 6.479%, 9/26/11		1,627	895,075

			2,629,586

Hotels, Restaurants & Leisure — 0.4%
Travelport LLC (fka Travelport Inc.) Loan, 7.979%, 3/27/12		2,766	567,052

Independent Power Producers & Energy Traders — 2.5%
Calpine Generating Co., LLC First Priority Term Loan, 4.335%, 3/29/14		746	541,284
Texas Competitive Electric Holdings Co. LLC:
Term Loan B-1, 3.948% – 4.451%, 10/10/14		208	129,922
Term Loan B-2, 3.948% – 4.451%, 10/10/14		1,210	754,952
Term Loan B-3, 3.948% – 4.451%, 10/10/14		3,456	2,155,836

			3,581,994

Machinery — 1.0%
Navistar International Transportation Corp.:
Advance Term Loan, 3.729%, 1/19/12		1,385	991,429
Revolving Credit, 3.677% – 3.729%, 1/19/12		505	361,496
Rexnord Holdings, Inc. Loan, 9.181%, 3/01/13		402	100,549

			1,453,474

Media — 3.2%
Affinion Group Holdings, Inc. Loan, 0%, 3/01/12		400	180,000
Cengage Learning Acquisitions, Inc. (Thomson Learning) Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,493	1,044,750
HMH Publishing Co., Ltd. (fka Education Media):
Mezzanine, 10.756%, 11/14/14		5,863	1,758,777
Tranche A, 8.256%, 6/12/14		2,411	1,355,977
NV Broadcasting, LLC Second Lien, 8.72%, 11/03/14		1,000	200,000
Newsday, LLC Fixed Rate Term Loan, 9.75%, 8/01/13		175	157,938

			4,697,442

Multiline Retail — 0.4%
Dollar General Corp. Tranche B-1 Term Loan, 3.198% – 3.924%, 7/07/14		600	518,045

Oil, Gas & Consumable Fuels — 1.2%
Turbo Beta Ltd. Dollar Facility, 14.50%, 3/15/18		2,121	1,696,492

Paper & Forest Products — 0.5%
Georgia-Pacific LLC Term Loan B, 2.956% – 4.189%, 12/20/12		292	252,333
NewPage Corp. Term Loan, 5.313%, 12/22/14		495	301,500
Verso Paper Finance Holdings LLC Term Loan, 7.685% – 8.435%, 2/01/13		1,110	222,041

			775,874

Real Estate Management & Development — 0.2%
Realogy Corp.:
Letter of Credit, 0.347%, 10/10/13		120	67,695
Term Loan B, 3.438%, 10/10/13		379	214,367

			282,062

Total Floating Rate Loan Interests — 19.0%			27,474,472

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	13

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities — 1.4%
Crown Castle Towers LLC Series 2005-1A (c):
Class AFL, 0.841%, 6/15/35 (d)	USD	1,550	$1,410,500
Class AFX, 4.643%, 6/15/35		430	410,650
Global Signal Trust Series 2006-1 Class A2, 5.45%, 2/15/36 (c)		245	229,075

Total Non-U.S. Government Agency Mortgage-Backed Securities — 1.4%			2,050,225

Common Stocks	Shares

Capital Markets — 0.1%
E*Trade Financial Corp. (g)		68,734	54,987

Chemicals — 0.0%
Wellman Holdings, Inc. (c)(g)		1,425	356

Communications Equipment — 0.7%
Loral Space & Communications Ltd. (g)		77,483	922,823

Containers & Packaging — 0.0%
Smurfit Kappa Plc (g)		3,634	6,268

Electrical Equipment — 0.0%
Medis Technologies Ltd. (g)		67,974	38,745
SunPower Corp. Class B (g)		352	8,716

			47,461

Oil, Gas & Consumable Fuels — 0.2%
EXCO Resources, Inc. (g)		31,639	288,231

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (g)		37,144	21,022
Ainsworth Lumber Co. Ltd. (c)(g)		41,686	23,654
Western Forest Products, Inc. (c)(g)		41,528	4,896
Western Forest Products, Inc. (g)		147,968	17,446

			67,018

Total Common Stocks — 1.0%			1,387,144

Preferred Securities

Capital Trusts	Par (000)

Diversified Financial Services — 0.4%
Citigroup, Inc. Series E, 8.40% (d)(h)	USD	1,680	588,168

Total Capital Trusts — 0.4%			588,168

Preferred Stocks	Shares

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (c)		67	29,145

Total Preferred Stocks — 0.0%			29,145

Total Preferred Securities — 0.4%			617,313

Warrants (i)	Shares		Value

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)		29,930	—

Total Warrants — 0.0%			—

Other Interests (j)	Beneficial Interest (000)

Media — 0.0%
Adelphia Escrow	USD	700	$70
Adelphia Recovery Trust		878	3,512

Total Other Interests — 0.0%			3,582

Total Long-Term Investments (Cost — $281,093,540) — 119.2%			172,592,833

Short-Term Securities

Money Market Funds — 4.9%
BlackRock Liquidity Series, LLC Cash Sweep Series, 0.73% (k)(l)		7,111	7,111,263

Total Short-Term Securities (Cost — $7,111,263) — 4.9%			7,111,263

Options Purchased	Contracts

Over-The-Counter Call Options
Marsico Parent Superholdco LLC, expiring December 2019 at USD 942.86, Broker, The Goldman Sachs Group, Inc.		17	27,455

Total Options Purchased (Cost — $16,622) — 0.0%			27,455

Total Investments (Cost — $288,221,425*) — 124.1%			179,731,551
Liabilities in Excess of Other Assets — (24.1)%			(34,931,519)

Net Assets — 100.0%			$144,800,032

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$289,328,824

Gross unrealized appreciation	$687,713
Gross unrealized depreciation	(110,284,986)

Net unrealized depreciation	$(109,597,273)

(a)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(b)	Convertible security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Non-income producing security.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

14	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

(j)	“Other interests” represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Series, LLC Cash Sweep Series	USD	7,111,263	$29,589

(l)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28,2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	154,560	CAD	190,000	UBS AG	3/18/09	$5,221
USD	8,216,818	EUR	6,267,500	Deutsche Bank AG	3/18/09	272,478
USD	579,623	EUR	450,000	UBS AG	3/18/09	9,227

Total						$286,926

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

Masco Corp.	5.85%	Goldman Sachs International	March 2014	USD	750	$6,159
Mohawk Industries, Inc.	4.70%	Goldman Sachs International	March 2014	USD	750	885

Total						$7,044

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2009 were as follows:

Issuer[1]	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000)[2]		Unrealized Depreciation

Ford Motor Co.	3.80%	UBS AG	March 2010	USD	930	$(651,722)

Ford Motor Co.	5.00%	Goldman Sachs International	June 2010	USD	3,750	(2,654,861)

Total						$(3,306,583)

[1]	Credit rating is CCC– using Standard & Poor’s ratings.

[2]	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

•	Currency Abbreviations:
	CAD	Canadian Dollar
	EUR	Euro
	USD	US Dollar

•

Effective June 1,2008,the Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of February 28, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$1,356,866	—	—
Level 2	161,976,059	$321,425	$(3,306,583)
Level 3	16,371,171	—	—

Total	$179,704,096	$321,425	$(3,306,583)

*

Other financial instruments are swaps, foreign currency exchange and option contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Assets

Balance as of May 31, 2008	$3,582
Accrued discounts/premiums	111,311
Realized gain	188
Change in unrealized appreciation/depreciation[1]	(19,674,329)
Net purchases	92,784
Net transfers in of Level 3	35,837,635

Balance as of February 28, 2009	$16,371,171

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	15

Schedule of Investments February 28, 2009	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Aerospace & Defense — 0.0%
Hawker Beechcraft Acquisition Co. LLC, 8.875%, 4/01/15 (a)	USD	295	$23,600

Airlines — 0.6%
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18 (b)		699	507,108
Series 2001-1-C, 7.033%, 12/15/12		336	242,277
UAL Corp., 4.50%, 6/30/21 (c)		355	161,987

			911,372

Auto Components — 1.4%
Allison Transmission, Inc. (d):
11%, 11/01/15		800	388,000
11.25%, 11/01/15 (a)		1,160	446,600
The Goodyear Tire & Rubber Co.:
7.857%, 8/15/11		1,450	1,160,000
8.625%, 12/01/11		82	65,600
Lear Corp., 8.75%, 12/01/16		425	72,250

			2,132,450

Automobiles — 0.2%
Ford Capital BV, 9.50%, 6/01/10		785	251,200
Ford Motor Co., 8.90%, 1/15/32		700	119,000

			370,200

Building Products — 0.8%
Momentive Performance Materials, Inc., 11.50%, 12/01/16		1,650	346,500
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,975	908,500

			1,255,000

Capital Markets — 1.0%
E*Trade Financial Corp.:
12.50%, 11/30/17 (d)		1,615	742,900
12.50%, 11/30/17		150	69,000
Marsico Parent Co., LLC, 10.625%, 1/15/16 (d)		1,073	439,930
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(d)		421	172,423
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(d)		286	117,221

			1,541,474

Chemicals — 2.2%
American Pacific Corp., 9%, 2/01/15		880	739,200
Innophos, Inc., 8.875%, 8/15/14		825	655,875
MacDermid, Inc., 9.50%, 4/15/17 (d)		1,700	671,500
Terra Capital, Inc. Series B, 7%, 2/01/17		215	195,650
Wellman Holdings, Inc. (c)(d):
Second Lien Subordinate Note, 10%, 1/29/19		844	844,000
Third Lien Subordinate Note, 5%, 1/29/19		256	179,200

			3,285,425

Commercial Services & Supplies — 3.6%
Sally Holdings LLC, 9.25%, 11/15/14		210	200,025
US Investigations Services, Inc., 10.50%, 11/01/15 (d)		700	556,500
Waste Services, Inc., 9.50%, 4/15/14		3,000	2,370,000
West Corp.:
9.50%, 10/15/14		750	525,000
11%, 10/15/16		2,850	1,824,000

			5,475,525

Corporate Bonds	Par (000)		Value

Construction & Engineering — 0.8%
Dycom Industries, Inc., 8.125%, 10/15/15	USD	1,750	$1,251,250

Construction Materials — 1.0%
Nortek, Inc., 10%, 12/01/13		2,305	922,000
Texas Industries, Inc., 7.25%, 7/15/13		785	557,350

			1,479,350

Containers & Packaging — 6.1%
Berry Plastics Holding Corp., 5.871%, 9/15/14 (e)		1,765	820,725
Crown European Holdings SA, 6.25%, 9/01/11	EUR	1,265	1,555,591
Graphic Packaging International Corp.:
8.50%, 8/15/11	USD	1,240	1,091,200
9.50%, 8/15/13		1,025	763,625
Impress Holdings BV, 4.219%, 9/15/13 (d)(e)		420	310,800
Owens Brockway Glass Container, Inc.:
8.25%, 5/15/13		1,000	1,010,000
6.75%, 12/01/14	EUR	430	485,167
Packaging Dynamics Finance Corp., 10%, 5/01/16 (d)	USD	1,355	582,650
Pregis Corp., 12.375%, 10/15/13		1,200	534,000
Rock-Tenn Co., 8.20%, 8/15/11		2,000	2,000,000
Smurfit-Stone Container Enterprises, Inc., 8%, 3/15/17 (f)(h)		1,405	122,938

			9,276,696

Diversified Consumer Services — 1.8%
Service Corp. International, 7%, 6/15/17		3,000	2,730,000

Diversified Financial Services — 3.2%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		520	474,500
FCE Bank Plc:
7.125%, 1/16/12		2,650	2,049,315
Series JD, 3.991%, 9/30/09 (e)	EUR	270	287,525
Ford Motor Credit Co. LLC:
4.01%, 1/13/12 (e)	USD	215	105,350
7.80%, 6/01/12		200	108,404
GMAC LLC (d):
7.25%, 3/02/11		379	261,787
3.461%, 12/01/14 (e)		884	388,960
Leucadia National Corp., 8.125%, 9/15/15		1,325	1,099,750

			4,775,591

Diversified Telecommunication Services — 5.9%
Broadview Networks Holdings, Inc., 11.375%, 9/01/12		1,035	538,200
Cincinnati Bell, Inc., 7.25%, 7/15/13		260	248,300
Qwest Communications International, Inc.:
7.50%, 2/15/14 (b)		2,020	1,711,950
3.50%, 11/15/25 (c)		320	286,000
Series B, 7.50%, 2/15/14		1,730	1,466,175
Qwest Corp.:
5.246%, 6/15/13 (e)		1,550	1,313,625
7.625%, 6/15/15		525	468,563
Windstream Corp., 8.125%, 8/01/13		3,000	2,910,000

			8,942,813

Electric Utilities — 2.6%
Edison Mission Energy, 7.50%, 6/15/13		1,875	1,720,313
NSG Holdings LLC, 7.75%, 12/15/25 (d)		1,030	824,000
Tenaska Alabama Partners LP, 7%, 6/30/21 (d)		1,909	1,442,678

			3,986,991

See Notes to Financial Statements.

16	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Electrical Equipment — 0.0%
UCAR Finance, Inc., 10.25%, 2/15/12	USD	55	$49,500

Electronic Equipment & Instruments — 0.2%
Sanmina-SCI Corp., 8.125%, 3/01/16		660	231,000

Energy Equipment & Services — 0.7%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		215	168,237
7.75%, 5/15/17		320	248,000
North American Energy Partners, Inc., 8.75%, 12/01/11		375	295,313
Transocean, Inc. Series A, 1.625%, 12/15/37 (c)		325	289,656

			1,001,206

Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (d)		800	480,000
Rite Aid Corp., 7.50%, 3/01/17		1,020	550,800

			1,030,800

Food Products — 0.5%
Tyson Foods, Inc., 10.50%, 3/01/14 (d)		750	706,875

Health Care Equipment & Supplies — 3.3%
Catalent Pharma Solutions, Inc., 9.50%, 4/15/15		930	316,200
DJO Finance LLC, 10.875%, 11/15/14		5,300	4,028,000
Hologic, Inc., 2%, 12/15/37 (c)(g)		870	565,500
Reable Therapeutics, 11.75%, 11/15/14		85	55,675

			4,965,375

Health Care Providers & Services — 2.4%
Community Health Systems, Inc. Series WI, 8.875%, 7/15/15		290	274,412
Tenet Healthcare Corp.:
6.375%, 12/01/11		345	307,050
6.50%, 6/01/12		3,485	3,101,650

			3,683,112

Hotels, Restaurants & Leisure — 6.0%
American Real Estate Partners LP, 7.125%, 2/15/13		3,045	2,504,512
Galaxy Entertainment Finance Co. Ltd. (d):
7.323%, 12/15/10 (e)		300	225,000
9.875%, 12/15/12		550	297,000
Gaylord Entertainment Co., 8%, 11/15/13		635	420,688
Great Canadian Gaming Corp., 7.25%, 2/15/15 (d)		2,000	1,400,000
Greektown Holdings, LLC, 10.75%, 12/01/13 (d)(f)(h)		559	50,310
Harrah’s Operating Co., Inc.:
10.75%, 2/01/18 (a)		2,401	145,922
10%, 12/15/18 (d)		561	157,080
Inn of the Mountain Gods Resort & Casino, 12%, 11/15/10		1,550	186,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (d)		1,290	593,400
Penn National Gaming, Inc., 6.875%, 12/01/11		2,025	1,944,000
San Pasqual Casino, 8%, 9/15/13 (d)		975	726,375
Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15 (d)		360	210,600
Travelport LLC, 5.886%, 9/01/14 (e)		160	51,200
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (f)(h)		305	3,050
Virgin River Casino Corp., 9%, 1/15/12 (f)(h)		940	94,000

			9,009,137

Household Durables — 0.8%
American Greetings Corp., 7.375%, 6/01/16		1,020	525,300
Jarden Corp., 7.50%, 5/01/17		805	627,900

			1,153,200

Corporate Bonds	Par (000)		Value

IT Services — 1.2%
Alliance Data Systems Corp., 1.75%, 8/01/13 (c)(d)	USD	1,170	$780,975
First Data Corp., 9.875%, 9/24/15		925	508,750
SunGard Data Systems, Inc., 10.625%, 5/15/15 (d)		580	490,100

			1,779,825

Independent Power Producers & Energy Traders — 3.8%
The AES Corp., 8.75%, 5/15/13 (d)		1,070	1,037,900
Energy Future Holdings Corp., 11.25%, 11/01/17 (a)		3,550	1,562,000
NRG Energy, Inc.:
7.25%, 2/01/14		1,625	1,531,563
7.375%, 2/01/16		1,250	1,153,125
Texas Competitive Electric Holdings Co. LLC, 10.50%, 11/01/16 (a)		960	460,800

			5,745,388

Industrial Conglomerates — 0.6%
Icahn Enterprises LP, 4%, 8/15/13 (b)(c)(d)(e)		255	117,275
Sequa Corp. (d):
11.75%, 12/01/15		2,540	406,400
13.50%, 12/01/15 (a)		3,579	428,239

			951,914

Insurance — 0.9%
Alliant Holdings I, Inc., 11%, 5/01/15 (d)		1,700	1,096,500
USI Holdings Corp., 5.113%, 11/15/14 (d)(e)		680	323,000

			1,419,500

Life Sciences Tools & Services — 0.4%
Invitrogen Corp., 2%, 8/01/23 (c)		580	605,375

Machinery — 0.8%
AGY Holding Corp., 11%, 11/15/14		1,280	768,000
Accuride Corp., 8.50%, 2/01/15		555	166,500
RBS Global, Inc., 8.875%, 9/01/16		450	338,625

			1,273,125

Marine — 0.8%
Horizon Lines, Inc., 4.25%, 8/15/12 (c)		610	294,325
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		477	286,200
Teekay Shipping Corp., 8.875%, 7/15/11		575	546,250

			1,126,775

Media — 12.1%
Affinion Group, Inc., 10.125%, 10/15/13		1,340	1,038,500
Allbritton Communications Co., 7.75%, 12/15/12		815	366,750
CCO Holdings LLC, 8.75%, 11/15/13		200	156,000
CMP Susquehanna Corp., 9.875%, 5/15/14		2,000	60,000
CSC Holdings, Inc.:
8.50%, 4/15/14 (d)		390	374,400
Series B, 7.625%, 4/01/11		225	222,750
Cablevision Systems Corp. Series B:
8.334%, 4/01/09 (e)		520	520,000
8%, 4/15/12		475	459,562
Catalina Marketing Corp., 10.50%, 10/01/15 (a)(d)(g)		2,700	1,809,000
Charter Communications Holdings II, LLC, 10.25%, 9/15/10 (f)(h)		740	595,700
DIRECTV Holdings LLC, 8.375%, 3/15/13		260	262,600
EchoStar DBS Corp.:
6.375%, 10/01/11		250	238,750
7%, 10/01/13		90	83,925
Harland Clarke Holdings Corp.:
5.984%, 5/15/15 (e)		350	121,625
9.50%, 5/15/15		420	189,000

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	17

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Intelsat Corp., 9.25%, 6/15/16 (d)	USD	890	$812,125
Intelsat Subsidiary Holding Co. Ltd., 8.875%, 1/15/15 (d)		260	245,700
Liberty Media Corp., 3.125%, 3/30/23 (c)		1,113	786,056
Local Insight Regatta Holdings, Inc., 11%, 12/01/17		748	179,520
Mediacom LLC, 9.50%, 1/15/13		2,425	2,109,750
Network Communications, Inc., 10.75%, 12/01/13		30	4,650
Nielsen Finance LLC:
10%, 8/01/14		1,890	1,559,250
11.625%, 2/01/14 (d)		180	155,700
ProtoStar I Ltd., 18%, 10/15/12 (c)(d)		850	467,448
Rainbow National Services LLC, 10.375%, 9/01/14 (d)		1,582	1,619,573
Salem Communications Corp., 7.75%, 12/15/10		2,475	1,225,125
TL Acquisitions, Inc., 10.50%, 1/15/15 (d)		4,330	2,035,100
Virgin Media, Inc., 6.50%, 11/15/16 (c)(d)		1,210	632,225

			18,330,784

Metals & Mining — 4.4%
Aleris International, Inc. (f)(h):
9%, 12/15/14		1,035	103
10%, 12/15/16		800	1,000
FMG Finance Property Ltd. (d):
10%, 9/01/13		535	454,750
10.625%, 9/01/16		1,295	1,100,750
Foundation PA Coal Co., 7.25%, 8/01/14		1,975	1,782,438
Freeport-McMoRan Copper & Gold, Inc., 7.084%, 4/01/15 (e)		1,220	911,950
Newmont Mining Corp., 1.625%, 7/15/17 (c)		585	631,069
Novelis, Inc., 7.25%, 2/15/15		1,975	617,188
Ryerson, Inc. (d):
8.545%, 11/01/14 (e)		400	204,000
12%, 11/01/15		265	156,350
Steel Dynamics, Inc., 7.375%, 11/01/12		460	397,900
Vedanta Resources Plc, 9.50%, 7/18/18 (d)		640	364,800

			6,622,298

Oil, Gas & Consumable Fuels — 10.9%
Atlas Energy Resources LLC, 10.75%, 2/01/18 (d)		1,275	1,032,750
Berry Petroleum Co., 8.25%, 11/01/16		510	260,100
Chesapeake Energy Corp.:
9.50%, 2/15/15		1,635	1,520,550
7.25%, 12/15/18		1,605	1,304,062
2.25%, 12/15/38 (c)		800	425,000
Compton Petroleum Finance Corp., 7.625%, 12/01/13		1,610	539,350
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (d)		1,325	503,500
Corral Finans AB, 2.594%, 4/15/10 (a)(d)		2,120	1,177,891
EXCO Resources, Inc., 7.25%, 1/15/11		2,800	2,236,500
Encore Acquisition Co., 6.25%, 4/15/14		2,000	1,580,000
Forest Oil Corp., 7.25%, 6/15/19 (d)		2,275	1,820,000
Massey Energy Co., 3.25%, 8/01/15 (c)		1,250	793,750
OPTI Canada, Inc., 8.25%, 12/15/14		1,725	586,500
PetroHawk Energy Corp. (d):
10.50%, 8/01/14		555	546,675
7.875%, 6/01/15		460	395,600
Sabine Pass LNG LP, 7.50%, 11/30/16		390	262,275
SandRidge Energy, Inc.:
8.625%, 4/01/15 (a)		1,000	690,000
8%, 6/01/18 (c)		990	772,200

			16,446,703

Corporate Bonds	Par (000)		Value

Paper & Forest Products — 2.1%
Abitibi-Consolidated, Inc., 5.496%, 6/15/11 (e)	USD	815	$73,350
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (d)		1,053	475,246
Bowater, Inc., 4.996%, 3/15/10 (e)		2,825	508,500
Georgia-Pacific Corp., 8.125%, 5/15/11		150	145,500
NewPage Corp., 10%, 5/01/12		2,710	819,775
Norske Skog Canada Ltd. Series D, 8.625%, 6/15/11		885	407,100
Verso Paper Holdings LLC Series B:
4.92%, 8/01/14 (e)		280	72,800
9.125%, 8/01/14		1,820	682,500

			3,184,771

Personal Products — 0.6%
Chattem, Inc., 7%, 3/01/14		930	855,600

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc., 5.011%, 12/01/13 (e)		1,390	851,375
Elan Finance Plc, 8.875%, 12/01/13		105	84,000

			935,375

Real Estate Investment Trusts (REITs) — 0.1%
FelCor Lodging LP, 8.50%, 6/01/11		295	159,300

Real Estate Management & Development — 1.3%
Forest City Enterprises, Inc., 7.625%, 6/01/15		3,025	1,331,000
Realogy Corp.:
10.50%, 4/15/14		1,915	402,150
12.375%, 4/15/15		2,193	263,160

			1,996,310

Semiconductors & Semiconductor Equipment — 0.2%
Spansion, Inc., 4.386%, 6/01/13 (d)(e)(f)(h)		1,215	284,006

Software — 0.1%
BMS Holdings, Inc., 9.224%, 2/15/12 (a)(d)(e)		417	100,477

Specialty Retail — 2.3%
Asbury Automotive Group, Inc., 7.625%, 3/15/17		350	157,500
Buffets, Inc., 12.50%, 11/01/14 (f)(h)		575	57
General Nutrition Centers, Inc.:
7.584%, 3/15/14 (a)(e)		1,760	1,038,400
10.75%, 3/15/15		1,285	899,500
Group 1 Automotive, Inc., 2.25%, 6/15/36 (c)(g)		1,055	472,113
Michaels Stores, Inc.:
10%, 11/01/14		520	177,450
11.375%, 11/01/16		855	201,994
United Auto Group, Inc., 7.75%, 12/15/16		1,110	532,800

			3,479,814

Textiles, Apparel & Luxury Goods — 1.6%
Levi Strauss & Co., 8.875%, 4/01/16 (b)		2,000	1,530,000
Quiksilver, Inc., 6.875%, 4/15/15		1,750	875,000

			2,405,000

Thrifts & Mortgage Finance — 0.8%
Residential Capital Corp., 8.375%, 6/30/10		1,600	640,000
Residential Capital LLC, 8.50%, 5/15/10 (d)		805	555,450

			1,195,450

See Notes to Financial Statements.

18	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services — 8.9%
Centennial Communications Corp., 7.185%, 1/01/13 (e)	USD	1,370	$1,363,150
Cricket Communications, Inc.:
9.375%, 11/01/14		1,285	1,172,563
10%, 7/15/15 (d)		890	821,025
Crown Castle International Corp., 9%, 1/15/15		465	453,375
Digicel Group Ltd. (d):
8.875%, 1/15/15		1,370	1,020,650
9.125%, 1/15/15 (a)		1,983	1,388,100
FiberTower Corp., 9%, 11/15/12 (c)		600	171,000
iPCS, Inc., 3.295%, 5/01/13 (d)		815	586,800
Leap Wireless International, Inc., 4.50%, 7/15/14 (c)(d)		230	155,250
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,785	2,631,825
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (d)		1,445	1,314,950
Orascom Telecom Finance SCA, 7.875%, 2/08/14 (d)		275	165,000
Sprint Capital Corp., 7.625%, 1/30/11		2,605	2,259,838

			13,503,526

Total Corporate Bonds — 100.3%			151,669,258

Floating Rate Loan Interests

Auto Components — 1.2%
Allison Transmission, Inc. Term Loan, 3.20%, 8/07/14		1,393	922,728
Dana Holding Corp. Term Advance,7.25%, 1/31/15		1,977	601,505
Delphi Corp.:
Initial Tranche Term Loan C, 10.50%, 6/30/09		1,218	190,594
Subsequent Tranche Term Loan C, 10.50%, 6/30/09		131	20,585

			1,735,412

Automobiles — 0.4%
Ford Motor Co. Term Loan, 5%, 12/15/13		994	317,719
General Motors Corp. Secured Term Loan, 4.148%, 11/29/13		819	293,282

			611,001

Building Products — 2.3%
Building Material Corp. of America Term Loan Advance, 3.625% – 3.875%, 2/22/14		496	338,284
CPG International, I Inc. Term Loan, 6.26%, 2/28/11		3,283	2,298,392
Masonite International:
Canadian Term Loan, 6.75%, 4/06/13		933	381,103
US Term Loan, 6.25%, 4/06/13		945	386,022

			3,403,801

Capital Markets — 0.2%
Marsico Parent Co., LLC Term Loan, 4.50% – 7.25%, 12/15/14		474	225,393

Chemicals — 1.3%
PQ Corp.:
First Lien Term Loan, 4.43% – 4.71%, 7/31/14		746	445,884
Second Lien Term Loan, 7.68%, 7/30/15		3,500	1,225,000
Solutia Inc. Loan, 8.50%, 2/28/14		488	313,219

			1,984,103

Containers & Packaging — 0.1%
Berry Plastics Group, Inc. Loan, 8.421%, 6/05/14 (a)		998	199,553

Diversified Telecommunication Services — 2.5%
Wind Finance SL S.A. Euro Finance Facility (Second Lien), 11.473%, 11/26/14	EUR	3,460	3,798,815

Floating Rate Loan Interests	Par (000)		Value

Health Care Providers & Services — 1.9%
CHS/Community Health Systems, Inc.:
Delay Draw Term Loan, 2.729%, 7/25/14	USD	158	$133,888
Funded Term Loan, 2.729% – 3.506% 7/25/14		1,570	1,329,089
HCA, Inc. Tranch Term Loan A-1, 3.459%, 11/17/12		562	489,516
Rotech Healthcare, Inc. Term Loan, 6.479%, 9/26/11		1,749	961,871

			2,914,364

Hotels, Restaurants & Leisure — 0.4%
Travelport LLC (fka Travelport Inc.) Loan, 7.979%, 3/27/12		2,955	605,698

Independent Power Producers & Energy Traders — 2.4%
Calpine Generating Co., LLC First Priority Term Loan, 4.335%, 3/29/14		746	541,284
Texas Competitive Electric Holdings Co., LLC:
Initial Tranche Term Loan B-1, 3.948% – 4.451%, 10/10/14		218	136,109
Initial Tranche Term Loan B-2, 3.948% – 4.451%, 10/10/14		1,320	823,231
Initial Tranche Term Loan B-3, 3.948% – 4.451%, 10/10/14		3,456	2,155,836

			3,656,460

Machinery — 1.0%
Navistar International Transportation Corp.:
Advance Term Loan, 3.729%, 1/19/12		1,470	1,052,275
Revolving Credit, 3.677% – 3.729%, 1/19/12		535	382,971
Rexnord Holdings, Inc. Loan, 9.181%, 3/01/13		427	106,643

			1,541,889

Media — 3.5%
Affinion Group Holdings, Inc. Loan, 0%, 3/01/12		400	180,000
Cengage Learning Acquisition, Inc. (Thomson Learning) Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,741	1,218,875
HMH Publishing Co., Ltd. (fka Education Media):
Mezzanine Assignment, 10.756%, 11/14/14		6,395	1,918,665
Tranche A, 8.256%, 6/12/14		2,630	1,479,247
NV Broadcasting, LLC Second Lien, 8.72%, 11/03/14		1,500	300,000
Newsday, LLC Fixed Rate Term Loan, 9.75%, 8/01/13		250	225,625

			5,322,412

Multiline Retail — 0.4%
Dollar General Corp. Tranche B-1 Term Loan, 3.198% – 3.924%, 7/07/14		640	552,582

Oil, Gas & Consumable Fuels — 1.2%
Turbo Beta Ltd. Dollar Facility, 14.50%, 3/15/18		2,222	1,777,277

Paper & Forest Products — 0.5%
Georgia-Pacific LLC Term Loan B, 2.956% – 4.189%, 12/20/12		311	268,354
NewPage Corp. Term Loan, 5.313%, 12/22/14		495	301,500
Verso Paper Finance Holdings LLC Term Loan, 7.685% – 8.435%, 2/01/13		1,200	239,969

			809,823

Real Estate Management & Development — 0.2%
Realogy Corp.:
Initial Term Loan B, 3.438%, 10/10/13		404	228,470
Synthetic Credit Assignment, 0.347%, 10/10/13		130	73,336

			301,806

Total Floating Rate Loan Interests — 19.5%			29,440,389

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	19

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities — 1.4%
Crown Castle Towers LLC Series 2005-1A (d):
Class AFL, 0.841%, 6/15/35 (e)	USD	1,620	$1,474,200
Class AFX, 4.643%, 6/15/35		450	429,750
Global Signal Trust Series 2006-1 Class A2, 5.45%, 2/15/36 (d)		260	243,100

Total Non-U.S. Government Agency Mortgage-Backed Securities — 1.4%			2,147,050

Common Stocks	Shares

Capital Markets — 0.0%
E*Trade Financial Corp. (h)		73,574	58,859

Chemicals — 0.0%
Wellman Holdings, Inc. (d)(h)		1,522	381

Communications Equipment — 0.7%
Loral Space & Communications Ltd. (h)		82,907	987,422

Electrical Equipment — 0.0%
Medis Technologies Ltd. (h)		70,784	40,347
SunPower Corp. Class B (h)		778	19,263

			59,610

Oil, Gas & Consumable Fuels — 0.2%
EXCO Resources, Inc. (h)		35,575	324,088

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (h)		125,117	70,810
Ainsworth Lumber Co. Ltd. (d)(h)		140,415	79,678
Western Forest Products, Inc. (d)(h)		45,762	5,396
Western Forest Products, Inc. (h)		158,023	18,632

			174,516

Total Common Stocks — 1.1%			1,604,876

Preferred Securities

Capital Trusts	Par (000)

Diversified Financial Services — 0.4%
Citigroup, Inc. Series E, 8.40% (e)(i)	USD	1,685	589,919

Total Capital Trusts — 0.4%			589,919

Preferred Stocks	Shares

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (d)		72	31,320

Total Preferred Stocks — 0.0%			31,320

Total Preferred Securities — 0.4%			621,239

Warrants (j)	Shares		Value

Health Care Providers & Services —0.0%
HealthSouth Corp. (expires 1/16/14)		32,042	$0

Paper & Forest Products — 0.0%
MDP Acquisitions Plc (expires 10/01/13) (d)		700	6,229

Total Warrants — 0.0%			6,229

Other Interests (k)	Beneficial Interest (000)

Media — 0.0%
Adelphia Escrow	USD	750	75
Adelphia Recovery Trust		941	3,762

Total Other Interests — 0.0%			3,837

Total Long-Term Investments (Cost — $303,646,606) — 122.7%			185,492,878

Short-Term Securities

Money Market Funds — 5.5%
BlackRock Liquidity Series, LLC Cash Sweep Series, 0.73% (l)(m)		8,371	8,370,522

Total Short-Term Securities (Cost — $8,370,522) — 5.5%			8,370,522

Options Purchased	Contracts

Over-The-Counter Call Options
Marsico Parent Superholdco LLC, expiring December 2019 at USD 942.86, Broker, The Goldman Sachs Group, Inc.		19	30,685

Total Options Purchased (Cost — $18,578) — 0.0%			30,685

Total Investments (Cost — $312,035,706*) — 128.2%			193,894,085
Liabilities in Excess of Other Assets — (28.2)%			(42,632,972)

Net Assets — 100.0%			$151,261,113

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$313,706,426

Gross unrealized appreciation	$857,363
Gross unrealized depreciation	(120,669,704)

Net unrealized depreciation	$(119,812,341)

(a)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(b)	All or a portion of security has been pledged as collateral in connection with open swap contracts.

(c)	Convertible security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

20	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

(h)	Non-income producing security.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(k)	“Other interests” represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Series, LLC Cash Sweep Series	USD	8,370,522	$34,084

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	276,580	CAD	340,000	UBS AG	3/18/09	$9,342
USD	8,737,948	EUR	6,665,000	Deutsche Bank AG	3/18/09	289,760
USD	257,610	EUR	200,000	UBS AG	3/18/09	4,101
USD	32,381	EUR	25,000	Citibank NA	3/18/09	693

Total						$303,896

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

Masco Corp.	5.85%	Goldman Sachs International	March 2014	USD	750	$6,159
Mohawk Industries, Inc.	4.70%	Goldman Sachs International	March 2014	USD	750	885

Total						$7,044

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2009 were as follows:

Issuer[1]	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000)[2]		Unrealized Depreciation

Ford Motor Co.	3.80%	UBS AG	March 2010	USD	1,000	$(700,776)
Ford Motor Co.	5.00%	Goldman Sachs International	June 2010	USD	4,000	(2,831,852)

Total						$(3,532,628)

	[1]	Credit rating is CCC– using Standard & Poor’s ratings.

	[2]	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

•	Currency Abbreviations:

CAD	Canadian Dollar
EUR	Euro
USD	US Dollar

•

Effective June 1, 2008, the Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of February 28, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$1,524,817	—	—
Level 2	174,392,048	$341,625	$(3,532,628)
Level 3	17,946,535	—	—

Total	$193,863,400	$341,625	$(3,532,628)

*

Other financial instruments are swaps, foreign currency exchange and option contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Assets

Balance as of May 31, 2008	$3,837
Accrued discounts/premiums	182,794
Realized gain	1,685
Change in unrealized appreciation/depreciation[1]	(22,189,172)
Net purchases	93,914
Net transfers in of Level 3	39,853,477

Balance as of February 28, 2009	$17,946,535

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	21

Schedule of Investments February 28, 2009	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Aerospace & Defense — 2.4%
Alliant Techsystems, Inc., 3%, 8/15/24 (a)(b)	USD	5,000	$5,175,000
Hawker Beechcraft Acquisition Co. LLC, 8.50%, 4/01/15		4,000	760,000

			5,935,000

Auto Components — 0.6%
Allison Transmission, Inc. (b):
11%, 11/01/15		320	155,200
11.25%, 11/01/15 (c)		1,020	392,700
The Goodyear Tire & Rubber Co., 8.625%, 12/01/11		1,000	800,000
Lear Corp., 8.75%, 12/01/16		700	119,000
Venture Holdings Co. LLC (d)(e):
12%, 6/01/09		4,450	—
Series B, 9.50%, 7/01/05 (g)		1,800	180

			1,467,080

Building Products — 4.0%
Building Materials Corp. of America, 7.75%, 8/01/14		4,000	2,740,000
CPG International I, Inc.:
8.561%, 7/01/12 (h)		7,500	3,975,000
10.50%, 7/01/13		1,300	689,000
Momentive Performance Materials, Inc. Series WI, 9.75%, 12/01/14		1,600	608,000
Ply Gem Industries, Inc., 11.75%, 6/15/13		4,500	2,070,000

			10,082,000

Capital Markets — 1.9%
E*Trade Financial Corp., 12.50%, 11/30/17 (b)		10,625	4,887,500

Chemicals — 5.0%
American Pacific Corp., 9%, 2/01/15		1,490	1,251,600
GEO Specialty Chemicals Corp., 7.50%, 3/31/15 (a)(b)(c)		3,992	2,989,270
GEO Specialty Chemicals, Inc., 9.935%, 12/31/09 (a)(b)(h)		6,415	4,803,231
Wellman Holdings, Inc. (a)(b):
Second Lien Subordinate Note, 10%, 1/29/19		2,978	2,978,000
Third Lien Subordinate Note, 5%, 1/29/19		906	634,200

			12,656,301

Commercial Services & Supplies — 0.8%
West Corp., 11%, 10/15/16		3,270	2,092,800

Construction Materials — 1.5%
Nortek, Inc.:
10%, 12/01/13		6,830	2,732,000
8.50%, 9/01/14		5,850	936,000

			3,668,000

Containers & Packaging — 5.6%
Berry Plastics Holding Corp., 5.195%, 9/15/14 (h)		375	174,375
Packaging Dynamics Finance Corp., 10%, 5/01/16 (b)		6,215	2,672,450
Smurfit Kappa Funding Plc, 7.75%, 4/01/15		13,625	7,936,563
Smurfit-Stone Container Enterprises, Inc. (d)(e):
8.375%, 7/01/12		1,600	128,000
8%, 3/15/17		2,600	227,500
Wise Metals Group LLC, 10.25%, 5/15/12		6,325	3,099,250

			14,238,138

Diversified Consumer Services — 0.8%
NBC Acquisition Corp., 12.343%, 3/15/13 (i)		3,875	1,898,750

Diversified Financial Services — 3.5%
Archimedes Funding III Ltd., 5.50%, 11/29/11 (b)		5,744	1,378,486
FCE Bank Plc, 7.125%, 1/16/12	EUR	7,800	6,031,947
Ford Motor Credit Co. LLC, 4.01%, 1/13/12 (h)	USD	2,680	1,313,200

			8,723,633

Corporate Bonds	Par (000)		Value

Electric Utilities — 0.5%
NSG Holdings LLC, 7.75%, 12/15/25 (b)	USD	1,505	$1,204,000

Electronic Equipment & Instruments — 0.1%
Muzak Holdings, LLC, 13%, 3/15/10 (d)(e)(i)		2,675	133,750

Food Products — 1.1%
Tyson Foods, Inc., 10.50%, 3/01/14 (b)		3,000	2,827,500

Health Care Equipment & Supplies — 1.3%
DJO Finance LLC, 10.875%, 11/15/14		4,250	3,230,000

Health Care Providers & Services — 1.5%
Community Health Systems, Inc. Series WI, 8.875%, 7/15/15		4,000	3,785,000

Hotels, Restaurants & Leisure — 3.3%
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (b)(c)(d)(e)		6,892	8,927
HRP Myrtle Beach Operations LLC (b)(d)(e):
7.383%, 4/01/12 (h)		5,000	50,000
12.50%, 4/01/13		5,000	6,250
Harrah’s Operating Co., Inc.:
10%, 12/15/15 (b)		480	134,400
10.75%, 2/01/16		4,367	611,380
10.75%, 2/01/18		3,147	193,093
10%, 12/15/18 (b)		2,312	647,360
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (b)		2,560	1,177,600
Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15 (b)		1,370	801,450
Snoqualmie Entertainment Authority, 5.384%, 2/01/14 (b)(h)		1,015	548,100
Travelport LLC, 5.886%, 9/01/14 (h)		2,160	691,200
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (d)(e)		530	5,300
Tunica-Biloxi Gaming Authority, 9%, 11/15/15 (b)		3,000	2,400,000
Universal City Florida Holding Co. I, 5.92%, 5/01/10 (h)		2,000	960,000

			8,235,060

Household Durables — 0.2%
Stanley-Martin Communities LLC, 9.75%, 8/15/15		2,250	630,000

IT Services — 0.6%
First Data Corp., 9.875%, 9/24/15		2,500	1,375,000

Independent Power Producers & Energy Traders — 1.4%
Energy Future Holdings Corp., 11.25%, 11/01/17 (c)		3,200	1,408,000
Texas Competitive Electric Holdings Co. LLC:
10.25%, 11/01/15		2,000	1,010,000
10.50%, 11/01/16 (c)		2,400	1,152,000

			3,570,000

Industrial Conglomerates — 0.7%
Sequa Corp. (b):
11.75%, 12/01/15		5,100	816,000
13.50%, 12/01/15 (c)		7,291	872,252

			1,688,252

Insurance — 0.9%
Alliant Holdings I, Inc., 11%, 5/01/15 (b)		2,500	1,612,500
USI Holdings Corp., 5.113%, 11/15/14 (b)(h)		1,630	774,250

			2,386,750

Machinery — 1.7%
ESCO Corp., 5.195%, 12/15/13 (b)(h)		3,070	1,903,400
RBS Global, Inc., 8.875%, 9/01/16		1,685	1,267,963
Titan International, Inc., 8%, 1/15/12		1,530	1,227,825

			4,399,188

See Notes to Financial Statements.

22	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Marine — 0.2%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14	USD	465	$279,000
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (b)		1,760	316,800

			595,800

Media — 5.2%
Affinion Group, Inc., 10.125%, 10/15/13		1,080	837,000
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		680	652,800
Canadian Satellite Radio Holdings, Inc., 12.75%, 2/15/14		5,000	1,012,500
Charter Communications Holdings LLC (d)(e):
10%, 4/01/09		2,402	24,020
10%, 5/15/11		1,978	19,780
11.125%, 1/15/11		1,319	65,950
Local Insight Regatta Holdings, Inc., 11%, 12/01/17		2,665	639,600
Network Communications, Inc., 10.75%, 12/01/13		20	3,100
Nielsen Finance LLC, 11.625%, 2/01/14 (b)		5,000	4,325,000
Sinclair Broadcast Group, Inc. Class A, 4.875%, 7/15/18		3,235	1,568,975
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		5,230	2,458,100
Virgin Media, Inc., 6.50%, 11/15/16 (a)(b)		3,000	1,567,500

			13,174,325

Metals & Mining — 1.7%
Aleris International, Inc. (d)(e):
9%, 12/15/14		1,100	110
10%, 12/15/16		1,500	1,875
RathGibson, Inc., 11.25%, 2/15/14		4,440	976,800
Ryerson, Inc., 8.545%, 11/01/14 (b)(h)		6,720	3,427,200

			4,405,985

Oil, Gas & Consumable Fuels — 3.4%
Chesapeake Energy Corp., 9.50%, 2/15/15		2,900	2,697,000
Compton Petroleum Finance Corp., 7.625%, 12/01/13		2,220	743,700
Denbury Resources, Inc., 9.75%, 3/01/16		1,875	1,762,500
Forest Oil Corp., 8.50%, 2/15/14 (b)		2,265	2,061,150
SandRidge Energy, Inc., 5.06%, 4/01/14 (h)		2,000	1,314,344

			8,578,694

Paper & Forest Products — 4.4%
Abitibi-Consolidated, Inc., 4.82%, 6/15/11 (h)		6,500	585,000
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (b)		10,017	4,520,140
Bowater, Inc.:
9%, 8/01/09		640	163,200
4.32%, 3/15/10 (h)		7,600	1,368,000
NewPage Corp.:
7.42%, 5/01/12 (h)		8,000	1,920,000
10%, 5/01/12		2,720	822,800
12%, 5/01/13		3,325	465,500
Verso Paper Holdings LLC Series B, 4.92%, 8/01/14 (h)		4,400	1,144,000

			10,988,640

Pharmaceuticals — 2.7%
Angiotech Pharmaceuticals, Inc., 5.011%, 12/01/13 (h)		5,000	3,062,500
Elan Finance Plc:
5.234%, 11/15/11 (h)		1,000	825,000
7.75%, 11/15/11		3,525	3,005,063

			6,892,563

Real Estate Investment Trusts (REITs) — 0.4%
RAIT Financial Trust, 6.875%, 4/15/27 (a)(b)		3,500	980,000

Real Estate Management & Development — 0.8%
Realogy Corp.:
10.50%, 4/15/14		6,500	1,365,000
12.375%, 4/15/15		5,333	639,960

			2,004,960

Corporate Bonds		Par (000)	Value

Semiconductors & Semiconductor Equipment — 0.3%
Spansion, Inc., 4.386%, 6/01/13 (b)(d)(e)	USD	3,370	$787,737

Software — 0.1%
BMS Holdings, Inc., 9.224%, 2/15/12 (b)(c)(h)		1,555	374,978

Specialty Retail — 3.4%
Buffets, Inc., 12.50%, 11/01/14 (d)(e)		1,440	144
General Nutrition Centers, Inc.:
7.584%, 3/15/14 (h)		5,560	3,280,400
10.75%, 3/15/15		4,480	3,136,000
Michaels Stores, Inc.:
10%, 11/01/14		2,240	764,400
11.375%, 11/01/16		2,785	657,956
United Auto Group, Inc., 7.75%, 12/15/16		1,380	662,400

			8,501,300

Wireless Telecommunication Services — 5.9%
Crown Castle International Corp., 9%, 1/15/15		830	809,250
Digicel Group Ltd. (b):
8.875%, 1/15/15		3,560	2,652,200
9.125%, 1/15/15 (c)		7,248	5,073,600
iPCS, Inc., 3.295%, 5/01/13 (h)		750	540,000
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		1,000	945,000
9.25%, 11/01/14 (b)		2,100	1,974,000
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (b)		2,600	2,366,000
Orascom Telecom Finance SCA, 7.875%, 2/08/14 (b)		755	453,000

			14,813,050

Total Corporate Bonds — 67.9%			171,211,734

Floating Rate Loan Interests

Aerospace & Defense — 0.2%

IAP Worldwide Services, Inc. Term Loan (First-Lien), 7.25%, 12/30/12		1,050	545,796

Airlines — 1.0%
Delta Air Lines, Inc. Credit — Linked Deposit Loan, 0.347% – 2.445%, 4/30/12		1,980	1,504,800
US Airways Group, Inc. Loan, 2.979%, 3/21/14		2,228	1,012,806

			2,517,606

Auto Components — 3.1%
Allison Transmission, Inc. Term Loan, 3.20%, 8/07/14		7,574	5,017,626
Dana Holding Corp. Term Advance, 7.25%, 1/31/15		2,929	891,264
The Goodyear Tire & Rubber Co. Loan (Second Lien), 2.23%, 4/30/14		1,050	730,125
Intermet Corp. (e):
First Lien Credit Facility, 7.189%, 11/08/10		1,307	522,591
Letter of Credit, 0.328%, 11/09/10		1,090	435,856
Synthetic Letter of Credit, 7.189%, 11/09/10 (c)		82	32,861
Term Loan, 7.189%, 11/08/10 (c)		356	142,403
Metaldyne Co. LLC Deposit Funded Tranche Loan, 0.347% – 5.125%, 1/11/12		87	10,385
Metaldyne Co. LLC Initial Tranche B Term Loan, 7.875% – 8%, 1/13/14		590	70,804

			7,853,915

Automobiles — 0.2%
Ford Motor Co. Term Loan, 5%, 12/15/13		993	317,458
General Motors Corp. Loan, 4.148%, 11/29/13		794	284,395

			601,853

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	23

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Beverages — 0.1%
Culligan International Co. Loan (Second Lien), 6.485% – 8.536%, 5/24/13	EUR	1,500	$335,954

Building Products — 1.4%
Building Materials Corp. of America Term Loan Advance, 3.625% – 3.875%, 2/22/14	USD	2,978	2,029,702
Stile Acquisition Corp. (aka Masonite) Canadian Term Loan, 6.75%, 4/06/13		1,944	794,399
Stile U.S. Acquisition Corp. (aka Masonite) US Term Loan, 6.25%, 4/06/13		1,963	802,141

			3,626,242

Chemicals — 3.5%
Huish Detergents Inc. Tranche B Term Loan, 2.17%, 4/26/14		1,466	1,241,418
PQ Corp. (fka Niagara Acquisition, Inc.):
Term Loan (First Lien), 4.43% – 4.71%, 7/31/14		1,990	1,189,025
Term Loan (Second Lien), 7.68%, 7/30/15		12,500	4,375,000
Solutia Inc. Loan, 8.50%, 2/28/14		3,234	2,077,632

			8,883,075

Commercial Services & Supplies — 1.6%
John Maneely Co. Term Loan, 4.41% – 4.604%, 12/09/13		1,277	731,039
NES Rentals Holdings, Inc. Permanent Term Loan (Second Lien), 8%, 7/20/13		3,020	1,449,598
West Corp. Term B-2 Loan, 2.82% – 2.854%, 10/24/13		2,384	1,745,529

			3,926,166

Communications Equipment — 0.2%
Safenet, Inc. Term Loan (First Lien), 3.398% – 3.66%, 4/12/14		985	534,363

Computers & Peripherals — 0.5%
Intergraph Corp.:
Initial Term Loan (First Lien), 3.256%, 5/29/14		419	357,980
Second Lien Term Loan, 6.479% – 7.256%, 11/28/14		1,000	825,000

			1,182,980

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.) First Lien Term Loan B, 3.688% – 3.75%, 2/07/14		491	316,856

Construction Materials — 0.5%
Headwaters Inc. Term Loan B1 (First Lien), 5.97%, 4/30/11		1,869	1,308,333

Containers & Packaging — 0.8%
Berry Plastics Group, Inc. Loan, 8.421%, 6/05/14 (c)		9,966	1,993,211

Distributors — 0.2%
Keystone Automotive Operations, Inc. Loan, 3.947% – 5.75%, 1/12/12		1,664	624,030

Diversified Consumer Services — 1.4%
Coinmach Corp. Term Loan, 3.47% – 4.26%, 11/14/14		5,211	3,386,842

Diversified Financial Services — 0.1%
J.G. Wentworth, LLC Loan (First Lien), 3.709%, 4/04/14		4,000	360,000

Diversified Telecommunication Services — 2.7%
Hawaiian Telcom Communications, Inc. Tranche C Term Loan, 4.75%, 5/30/14		4,500	1,875,937
Winstar Communications, Inc. Term Loan, 6.366%, 12/31/06 (d)(e)		3,162	4,953,599

			6,829,536

Floating Rate Loan Interests	Par (000)		Value

Electrical Equipment — 0.4%
Generac Acquisition Corp. First Lien Term Loan, 2.919%, 11/10/13	USD	1,731	$926,178

Energy Equipment & Services — 1.9%
Dresser, Inc.:
Second Lien Term Loan, 6.988%, 5/04/15		2,500	1,125,000
Term Loan B, 2.729% – 3.488%, 5/04/14		2,912	2,090,623
MEG Energy Corp.:
Delayed Draw Term Loan, 3.46%, 4/02/13		1,239	768,219
Initial Term Loan, 3.46%, 4/03/13		1,216	753,687

			4,737,529

Food & Staples Retailing — 0.6%
DS Waters of America, Inc. Term Loan, 4.455%, 3/02/12		1,000	550,000
McJunkin Corp. Term Loan, 4.709%, 1/31/14		490	356,883
Wm. Bolthouse Farms, Inc. Second Lien Term Loan, 5.979%, 12/16/13		1,000	545,000

			1,451,883

Food Products — 1.8%
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.66%, 4/12/13		288	258,373
Tranche B Term Loan, 2.50% – 4.25%, 4/12/13		510	456,770
JRD Holdings, Inc. (Jetro Holdings) Term Loan, 2.697%, 7/02/14		1,938	1,685,625
Solvest, Ltd. (Dole) Tranche C Term Loan, 2.563% – 4.25%, 4/12/13		1,899	1,701,794
Sturm Foods, Inc. Initial Term Loan Second Lien, 7.25%, 7/31/14		1,250	312,500

			4,415,062

Health Care Equipment & Supplies — 1.2%
DJO Finance LLC (ReAble Therapeutics Finance LLC) Term Loan, 3.479% – 4.459%, 5/20/14		3,465	2,881,726

Health Care Providers & Services — 0.9%
CCS Medical, Inc. (Chronic Care) Term Loan (First Lien), 4.71%, 9/30/12		473	212,968
Rotech Healthcare, Inc. Term Loan, 6.479%, 9/26/11		3,680	2,023,938

			2,236,906

Hotels, Restaurants & Leisure — 2.6%
Golden Nugget, Inc. Second Lien Term Loan, 3.73%, 12/31/14		1,500	195,000
Green Valley Ranch Gaming, LLC Second Lien Term Loan, 3.697%, 8/16/14		750	37,500
Harrah’s Operating Co., Inc.:
Term Loan B-1, 4.159% – 4.459%, 1/28/15		552	318,097
Term Loan B-2, 4.159% – 4.459%, 1/28/15		695	404,113
Term Loan B-3, 4.159% – 4.459%, 1/28/15		490	282,753
Las Vegas Sands, LLC:
Delayed Draw I Term Loan, 2.16%, 5/23/14		796	351,235
Tranche B Term Loan, 2.16%, 5/23/14		3,152	1,390,820
QCE, LLC (Quiznos) Term Loan (Second Lien), 7.218%, 11/05/13		6,000	2,010,000
VML US Finance LLC (aka Venetian Macau):
New Project Term Loan, 2.73%, 5/25/13		1,000	575,455
Term B Delayed Draw Project Loan, 2.73%, 5/25/12		1,279	735,785
Term B Funded Project Loan, 2.73%, 5/27/13		221	127,409

			6,428,167

Household Durables — 1.0%
American Residential Services LLC Term Loan (Second Lien), 0%, 4/17/15		3,030	2,588,185

See Notes to Financial Statements.

24	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

IT Services — 2.2%
Activant Solutions Inc. Term Loan, 3.438%, 5/02/13	USD	3,532	$1,660,032
Audio Visual Services Group, Inc. Loan (Second Lien), 7.96%, 2/28/14		1,000	70,000
Ceridian Corp. U.S. Term Loan, 3.47%, 11/09/14		3,500	2,415,000
First Data Corp. Initial Tranche B-2 Term Loan, 3.222% – 3.229%, 9/24/14		975	640,107
RedPrairie Corp.:
Loan, 5.25%, 7/20/12		294	185,220
Term Loan B, 4.25% – 5.25%, 7/20/12		881	554,829

			5,525,188

Independent Power Producers & Energy Traders — 0.8%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.948% – 4.451%, 10/10/14		2,962	1,848,166
Initial Tranche B-3 Term Loan, 3.948% – 4.451%, 10/10/14		200	124,435

			1,972,601

Industrial Conglomerates — 0.3%
Sequa Corp. Term Loan, 3.67% – 3.70%, 12/03/14		1,395	850,836

Insurance — 0.6%
Alliant Holdings I, Inc. Term Loan, 4.459%, 8/21/14		1,975	1,481,250

Internet & Catalog Retail — 0.5%
FTD Group, Inc. Tranche B Term Loan, 6.75%, 8/04/14		1,496	1,279,294

Machinery — 2.6%
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.696% – 3.729%, 1/19/12		1,867	1,336,222
Term Advance, 3.729%, 1/19/12		5,133	3,674,609
Oshkosh Truck Corp. Term B Loan, 2.20% – 3.95%, 12/06/13		1,761	1,232,538
Rexnord Holdings, Inc. Loan, 9.181%, 3/01/13		1,292	322,977

			6,566,346

Media — 11.9%
Affinion Group Holdings, Inc. Loan, 0%, 3/01/12		4,000	1,800,000
Cengage Learning Acquisitions, Inc. (Thomson Learning) Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		3,225	2,257,515
Cequel Communications, LLC (aka Cebridge):
Term Loan, 2.445% – 4.25%, 11/05/13		1,570	1,323,091
Tranche B Term Loan (Second Lien), 6.413% – 6.453%, 5/05/14		10,488	6,489,364
EB Sports Corp. Loan, 0%, 5/01/12		4,448	1,112,006
Ellis Communications KDOC, LLC Loan, 10%, 12/30/11		6,330	3,797,986
HMH Publishing Co. Ltd. (fka Education Media):
Mezzanine, 10.756%, 11/14/14		19,187	5,755,996
Tranche A Term Loan, 8.256%, 6/12/14		5,040	2,835,224
Insight Midwest Holdings, LLC B Term Loan, 2.42%, 4/07/14		1,025	901,573
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 4.589%, 3/06/15	EUR	337	38,161
Facility C1, 4.839%, 3/04/16		674	76,322
Multicultural Radio Broadcasting, Inc. Term Loan, 3.195%, 12/18/12	USD	410	287,267
NEP II, Inc. Term B Loan, 2.729%, 2/18/14		483	390,816
Newsday, LLC Fixed Rate Term Loan, 9.75%, 8/01/13		3,250	2,933,125
Penton Media, Inc. Loan (Second Lien), 6.174%, 2/01/14		1,000	111,250

			30,109,696

Floating Rate Loan Interests	Par (000)		Value

Metals & Mining — 0.5%
Euramax International, Inc.:
Domestic Loan (Second Lien), 13%, 6/29/13	USD	1,679	$251,911
Domestic Term Loan, 8.75%, 6/29/12		2,447	795,394
Euro Loan (Second Lien), 13%, 6/29/13		833	124,964

			1,172,269

Multi-Utilities — 0.8%
Energy Transfer Equity, LP Term Loan, 2.991%, 11/01/12		750	652,500
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) Second Lien Term Loan, 5.966%, 5/01/14		750	472,500
USPF Holdings, LLC Term Loan, 2.205%, 4/11/14		923	784,632

			1,909,632

Multiline Retail — 0.4%
Dollar General Corp. Tranche B-2 Term Loan, 3.229%, 7/07/14		1,250	1,029,062

Oil, Gas & Consumable Fuels — 4.2%
Big West Oil, LLC (e):
Delayed Advance Loan, 4.50%, 5/15/14		963	471,625
Initial Advance Loan, 4.50%, 5/15/14		766	375,156
Petroleum GEO-Services ASA/PGS Finance, Inc. Term Loan, 3.21%, 6/29/15		1,907	1,369,622
ScorpionDrilling Ltd. Second Lien, 8.966%, 5/08/14		3,500	2,817,500
Turbo Beta Ltd. Dollar Facility, 14.50%, 3/15/18		5,958	4,766,334
Western Refining, Inc. Term Loan, 8.25%, 5/30/14		1,372	851,990

			10,652,227

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC Loan, 7.685% – 8.435%, 2/01/13		3,767	753,467

Real Estate Management & Development — 1.2%
Enclave Term Loan, 6.14%, 3/01/12		4,000	1,600,000
Georgian Towers Term Loan B-7, 6.14%, 3/01/12		4,000	1,400,000

			3,000,000

Software — 0.8%
Aspect Software, Inc. Loan (Second Lien), 8.313%, 7/11/12		7,000	2,100,000

Specialty Retail — 0.5%
Adesa, Inc. (KAR Holdings, Inc.) Initial Term Loan, 2.73% – 3.709%, 10/20/13		1,914	1,287,850

Textiles, Apparel & Luxury Goods — 0.1%
Renfro Corp. Tranche B Term Loan, 4.16% – 4.71%, 10/05/13		654	327,187

Total Floating Rate Loan Interests — 55.7%			140,509,299

Non-U.S. Government Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 1.5%
Crown Castle Towers LLC (b):
Series 2005-1A Class AFL, 0.936%, 6/15/35 (h)		2,780	2,529,800
Series 2005-1A Class AFX, 4.643%, 6/15/35		790	754,450
Global Signal Trust Series 2006-1 Class A2, 5.45%, 2/15/36 (b)		440	411,400

Total Non-U.S. Government Agency Mortgage-Backed Securities — 1.5%			3,695,650

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	25

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Airlines — 0.0%
Delta Air Lines, Inc. (d)		14,829	$74,590

Building Products — 0.0%
Neenah Enterprises Inc.		144,858	31,869

Capital Markets — 0.2%
E*Trade Financial Corp. (d)		484,043	387,234

Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (b)(d)		339,340	130,273
GenTek Inc. (d)		403	5,634
Wellman Holdings, Inc. (b)(d)		5,373	1,343

			137,250

Communications Equipment — 0.7%
Loral Space & Communications Ltd. (d)		150,354	1,790,716

Containers & Packaging — 0.3%
Smurfit Kappa Plc		36,342	62,685
Viskase Cos., Inc. (d)		1,428,423	714,212

			776,897

Diversified Financial Services — 0.0%
Preferred Term Securities VI, Ltd. (b)(d)		35,000	350

Electrical Equipment — 0.1%
Medis Technologies Ltd. (d)		286,757	163,451
SunPower Corp. Class B (d)		4,892	121,126

			284,577

Hotels, Restaurants & Leisure — 0.0%
HRP Corp. Class B (b)(c)(d)		5,000	50
Lodgian, Inc. (d)		27,787	50,572

			50,622

Oil, Gas & Consumable Fuels — 0.9%
EXCO Resources, Inc. (d)		243,759	2,220,644

Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd. (d)		1,190,019	673,490
Ainsworth Lumber Co. Ltd. (b)(d)		1,335,501	757,821
Western Forest Products, Inc. (b)(d)		211,149	24,896

			1,456,207

Specialty Retail — 0.6%
Movie Gallery, Inc.		503,737	1,486,024

Total Common Stocks — 3.5%			8,696,980

Preferred Securities

Capital Trusts		Par (000)

Diversified Financial Services — 0.3%
Citigroup, Inc. Series E, 8.40% (h)(j)	USD	2,345	820,985

Total Preferred Securities — 0.3%			820,985

Warrants (k)	Shares		Value

Building Products — 0.0%
Neenah Enterprises Inc. (expires 9/30/13) (b)		130,547	$22,194

Chemicals — 0.0%
GenTek Inc. Tranche C (expires 11/10/10)		231	578

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)		126,761	0

Media — 0.0%
Sirius Satellite Radio, Inc. (expires 5/15/09) (b)		15,000	75

Specialty Retail — 0.0%
Movie Gallery, Inc. (expires 5/15/15)		62,323	31,162

Total Warrants — 0.0%			54,009

Other Interests (l)	Beneficial Interest (000)

Airlines — 0.0%
Delta Air Lines, Inc. Default:
8.33% Escrow	USD	5,505	27,525
10% Escrow		4,200	21,000

			48,525

Media — 0.0%
Adelphia Escrow		7,500	750
Adelphia Preferred Escrow		5	0
Adelphia Recovery Trust		9,406	37,625
Adelphia Recovery Trust Series ACC-6B INT		500	50

			38,425

Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow		21,700	217

Total Other Interests — 0.0%			87,167

Total Long-Term Investments (Cost — $693,932,767) — 128.9%			325,075,824

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Series, LLC Cash Sweep Series, 0.73% (f)(m)		4,725	4,725,260

Total Short-Term Securities (Cost — $4,725,260) — 1.9%			4,725,260

Total Investments (Cost — $698,658,027*) — 130.8%			329,801,084

Liabilities in Excess of Other Assets — (30.8)%			(77,721,135)

Net Assets — 100.0%			$252,079,949

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$700,042,362

Gross unrealized appreciation	$6,767,166
Gross unrealized depreciation	(377,008,444)

Net unrealized depreciation	$(370,241,278)

(a)	Convertible security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

26	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

(f)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate		Net Activity	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	USD	4,725,260	$106,584

(g)	As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	262,500	USD	389,235	UBS AG	3/18/09	$(13,473)
USD	1,301,554	CAD	1,600,000	UBS AG	3/18/09	43,964
USD	8,184,698	EUR	6,243,000	Deutsche Bank AG	3/18/09	271,413

Total						$301,904

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2013	USD	1,000	$79,100

First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2013	USD	1,500	118,650

Tyson Foods, Inc.	4.22%	Goldman Sachs Group Bank USA	March 2014	USD	1,750	565

Masco Corp.	5.30%	JPMorgan Chase Bank NA	March 2014	USD	1,500	42,279

Host Hotels & Resorts LP	5.00%	Goldman Sachs Group Bank USA	March 2014	USD	2,500	42,620

Mohawk Industries, Inc.	4.45%	JPMorgan Chase Bank NA	March 2014	USD	1,500	16,782

Total						$299,996

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2009 were as follows:

Issuer[1]	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000)[2]		Unrealized Depreciation

BAA Ferrovial Junior Term Loan	2.00%	Deutsche Bank AG	March 2012	GBP	900	$(249,620)

	[1]	Credit rating is A– using Standard and Poor’s ratings.

	[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the term of the agreement. See Note 1 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

Dow Jones CDX North America High Yield Index Series 10 Class V1	5.00%	Credit Suisse International	June 2013	USD	7,760	$1,408,386

•	Currency Abbreviations:

CAD Canadian Dollar
EUR Euro
GBP British Pound
USD US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	27

Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

•

Effective March 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of February 28, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$7,670,446	—	—
Level 2	216,086,222	$2,023,759	$(13,473)
Level 3	106,044,416	—	(249,620)

Total	$329,801,084	$2,023,759	$(263,093)

*	Other financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities	Other Financial Instruments

	Assets	Liabilities

Balance as of February 29, 2008	$192,289,712	—
Accrued discounts/premiums	690,701	—
Realized loss	(20,925,781)	—
Change in unrealized appreciation/depreciation[1]	(75,458,040)	$(48,806)
Net sales	(63,855,289)	—
Net transfers in of Level 3	73,303,113	(200,814)

Balance as of February 28, 2009	$106,044,416	$(249,620)

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

28	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments February 28, 2009	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Aerospace & Defense — 4.3%
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Facility Deposit, 1.359%, 3/26/14	USD	144	$66,210
Term Loan, 2.479% – 3.459%, 3/26/14		2,454	1,127,562
IAP Worldwide Services, Inc. Term Loan (First-Lien), 8.25%, 12/30/12		1,353	703,574
Vought Aircraft Industries, Inc.:
Revolver, 2.47% – 2.48%, 12/22/10		1,000	600,000
Term Loan, 2.98%, 12/22/11		1,723	1,390,226
Tranche B Letter of Credit Deposit, 3.096%, 12/22/10		213	172,089

			4,059,661

Airlines — 0.4%
US Airways Group, Inc. Loan, 2.979%, 3/21/14		740	336,469

Auto Components — 3.4%
Allison Transmission, Inc. Term Loan, 3.20%, 8/07/14		2,931	1,941,638
Dana Holding Corp. Term Advance, 7.25%, 1/31/15		1,572	478,379
GPX International Tire Corp. Tranche B Term Loan, 9.23% – 10.25%, 3/30/12		1,285	706,715
Metaldyne Co. LLC:
Deposit Funded Tranche Loan, 0.347% – 5.125%, 1/11/12		58	6,923
Initial Tranche B Term Loan, 7.875% – 8%, 1/13/14		393	47,202

			3,180,857

Automobiles — 0.1%
Ford Motor Co. Term Loan, 5%, 12/15/13		298	95,247

Beverages — 0.1%
Culligan International Co. Loan (Second Lien), 6.485% – 8.536%, 5/24/13	EUR	500	111,985

Building Products — 1.7%
Building Materials Corp. of America Term Loan Advance, 3.625% – 3.875%, 2/22/14	USD	1,985	1,353,135
Stile Acquisition Corp. (aka Masonite):
Canadian Term Loan, 6.75%, 4/06/13		271	110,797
US Term Loan, 6.25%, 4/06/13		274	111,877

			1,575,809

Capital Markets — 0.5%
RiskMetrics Group Holdings, LLC Term B Loan (First Lien), 3.459%, 1/10/14		484	433,507

Chemicals — 4.7%
Edwards (Cayman Islands II) Ltd. Term Loan (First Lien), 2.479%, 5/31/14		493	295,500
Huish Detergents Inc. Tranche B Term Loan, 2.17%, 4/26/14		739	625,475
ISP Chemco LLC Term Loan, 2% – 2.75%, 6/04/14		493	412,059
PQ Corp. (fka Niagara Acquisition, Inc.) Term Loan (First Lien), 4.43% – 4.71%, 7/31/14		1,990	1,189,025
Solutia Inc. Loan, 8.50%, 2/28/14		2,990	1,921,035

			4,443,094

Commercial Services & Supplies — 2.3%
Amsted Industries Inc. Term Loan, 3.10% – 4.21%, 4/05/13		1,206	977,064
John Maneely Co. Term Loan, 4.41% – 4.604%, 12/09/13		543	310,978
Synagro Technologies, Inc. Term Loan (First Lien), 2.45%, 4/02/14		985	549,138
West Corp. Term B-2 Loan, 2.82% – 2.854%, 10/24/13		456	334,153

			2,171,333

Floating Rate Loan Interests	Par (000)		Value

Computers & Peripherals — 1.3%
Dealer Computer Services, Inc. (Reynolds & Reynolds) Term Loan (First Lien), 2.479%, 10/26/12	USD	640	$415,926
Intergraph Corp.:
Initial Term Loan (First Lien), 3.256%, 5/29/14		419	357,980
Second Lien Term Loan, 6.479% – 7.256%, 11/28/14		500	412,500

			1,186,406

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.) First Lien Term B Loan, 3.688% – 3.75%, 2/07/14		491	147,375

Construction Materials — 0.8%
Headwaters Inc. Term Loan B1 (First Lien), 5.97%, 4/30/11		1,025	717,708

Containers & Packaging — 1.8%
Berry Plastics Group, Inc. Loan, 8.421%, 6/05/14		627	125,301
Graham Packaging Co., LP New Term Loan, 2.688% – 6.313%, 10/07/11		534	446,481
Graphic Packaging International, Inc. Incremental Term Loan, 3.203% – 4.185%, 5/16/14		971	827,237
Smurfit-Stone Container Term Loan B, 8.75%, 2/03/10		290	288,188

			1,687,207

Distributors — 0.4%
Keystone Automotive Operations, Inc. Loan, 3.947% – 5.75%, 1/12/12		951	356,589

Diversified Consumer Services — 1.0%
Coinmach Corp. Term Loan, 3.47% – 4.26%, 11/14/14		1,489	967,669

Diversified Financial Services — 0.1%
J.G. Wentworth, LLC Loan (First Lien), 3.709%, 4/04/14		1,000	90,000

Electrical Equipment — 0.1%
Generac Acquisition Corp. First Lien Term Loan, 2.919%, 11/10/13		188	100,362

Energy Equipment & Services — 2.6%
Dresser, Inc.:
Term B Loan, 2.729% – 3.488%, 5/04/14		2,184	1,567,967
Term Loan (Second Lien), 6.988%, 5/04/15		500	225,000
MEG Energy Corp.:
Delayed Draw Term Loan, 3.46%, 4/02/13		496	307,288
Initial Term Loan, 3.46%, 4/03/13		486	301,475

			2,401,730

Food & Staples Retailing — 2.0%
AB Acquisitions UK Topco 2 Ltd. Facility B2 UK Borrower, 4.161%, 7/06/15	GBP	1,500	1,507,950
DSW Holdings, Inc. Loan, 2.705%, 10/29/12	USD	463	338,268

			1,846,218

Food Products — 1.5%
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.66%, 4/12/13		507	454,607
Tranche B Term Loan, 2.50% – 4.25%, 4/12/13		16	14,461
Solvest, Ltd. (Dole) Tranche C Term Loan, 2.563% – 4.25%, 4/12/13		561	502,640
Sturm Foods, Inc. Initial Term Loan:
First Loan, 3.438% – 3.75%, 1/31/14 (a)		491	278,784
Second Lien, 7.25%, 7/31/14		500	125,000

			1,375,492

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	29

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Health Care Equipment & Supplies — 0.7%
DJO Finance LLC (ReAble Therapeutics Finance LLC) Term Loan, 3.479% – 4.459%, 5/20/14	USD	495	$411,675
Hologic, Inc. Tranche B Term Loan, 3.75%, 3/29/13		254	228,521

			640,196

Health Care Providers & Services — 1.6%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.729%, 7/25/14		47	39,567
Funded Term Loan, 2.729% – 3.506%, 7/25/14		913	773,247
Health Management Associates, Inc. Term B Loan, 3.209%, 2/28/14		909	724,555

			1,537,369

Hotels, Restaurants & Leisure — 2.5%
Harrah’s Operating Co., Inc.:
Term B-1 Loan, 4.159% – 4.459%, 1/28/15		158	90,885
Term B-2 Loan, 4.159% – 4.459%, 1/28/15		1,687	981,418
Term B-3 Loan, 4.159% – 4.459%, 1/28/15		140	80,787
Lake at Las Vegas Joint Venture / LLV-1, LLC (b)(c):
Revolving Loan Credit-Linked Deposit Account, 14.35%, 6/20/12		60	2,809
Term Loan, 14.35% – 15%, 6/20/12		563	26,255
Las Vegas Sands, LLC:
Delayed Draw I Term Loan, 2.16%, 5/23/14		199	87,809
Tranche B Term Loan, 2.16%, 5/23/14		788	347,705
QCE, LLC (Quiznos) Term Loan (First Lien), 3.75%, 5/05/13		458	252,529
VML US Finance LLC (aka Venetian Macau) Term B:
Delayed Draw Project Loan, 2.73%, 5/25/12		225	129,708
Funded Project Loan, 2.73%, 5/27/13		525	301,883

			2,301,788

Household Durables — 2.8%
American Residential Services LLC Term Loan (Second Lien), 10%, 4/17/15		1,010	862,728
Simmons Bedding Co. Tranche D Term Loan, 9.535%, 12/19/11		1,686	1,288,143
Yankee Candle Co., Inc. Term Loan, 2.42% – 3.47%, 2/06/14		750	455,000

			2,605,871

IT Services — 3.6%
Activant Solutions Inc. Term Loan, 3.438%, 5/02/13		1,177	553,344
Audio Visual Services Group, Inc. Tranche B Term Loan (First Lien), 3.71%, 2/28/14		988	276,500
Ceridian Corp. US Term Loan, 3.47%, 11/09/14		1,750	1,207,500
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.223% – 3.229%, 9/24/14		1,288	845,908
Initial Tranche B-3 Term Loan, 3.223% – 3.229%, 9/24/14		122	79,626
SunGard Data Systems Inc. (Solar Capital Corp.) New US Term Loan, 6.75%, 2/28/14		499	459,848

			3,422,726

Independent Power Producers & Energy Traders — 1.1%
Calpine Generating Co., LLC Second Priority Term Loan, 11.07%, 4/01/10		2	1,555
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.948% – 4.451%, 10/10/14		738	460,494
Initial Tranche B-3 Term Loan, 3.948% – 4.451%, 10/10/14		978	609,731

			1,071,780

Floating Rate Loan Interests	Par (000)		Value

Industrial Conglomerates — 1.0%
Sequa Corp. Term Loan, 3.67% – 3.70%, 12/03/14	USD	1,598	$974,958

Insurance — 0.8%
Alliant Holdings I, Inc. Term Loan, 4.459%, 8/21/14		987	740,113

Internet & Catalog Retail — 0.4%
FTD Group, Inc. Tranche B Term Loan, 6.75%, 8/04/14		499	426,431

Leisure Equipment & Products — 3.7%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan, 2.98% – 3.93%, 6/08/12		1,945	1,089,200
Easton-Bell Sports, Inc. Tranche B Term Loan, 2.66% – 2.92%, 3/16/12		1,924	1,407,562
True Temper Sports, Inc. Term Delayed Draw, 3.723% – 4.709%, 3/15/11		1,524	954,812

			3,451,574

Machinery — 3.5%
Blount, Inc. Term Loan B, 2.163%, 8/09/10		1,115	982,657
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.677% – 3.729%, 1/19/12		400	286,333
Term Advance, 3.729%, 1/19/12		1,100	787,416
Oshkosh Truck Corp. Term B Loan, 2.20% – 3.95%, 12/06/13		1,761	1,232,538

			3,288,944

Media — 24.2%
Affinion Group Holdings, Inc. Loan, 0%, 3/01/12		300	135,000
AlixPartners, LLP Tranche C Term Loan, 2.94% – 3.36%, 10/12/13		1,085	932,695
Bresnan Communications, LLC Additional Term Loan B (First Lien), 3.13%, 6/30/13		500	426,250
Catalina Marketing Corp. Initial Term Loan, 4.459%, 10/01/14		990	784,560
Cengage Learning Acquisitions, Inc. (Thomson Learning) Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,982	2,087,318
Cequel Communications, LLC (aka Cebridge):
Second Lien Tranche A Term Loan (Cash Pay), 4.913%, 5/05/14		1,000	612,500
Term Loan, 2.445% – 4.25%, 11/05/13		1,486	1,252,535
Clarke American Corp. Tranche B Term Loan, 2.979% – 3.959%, 6/30/14		985	580,165
HMH Publishing Co. Ltd. (fka Education Media):
Mezzanine, 10.756%, 11/14/14		4,797	1,438,999
Tranche A Term Loan, 8.256%, 6/12/14		1,315	739,624
Hanley-Wood, LLC (FSC Acquisition) Term Loan, 2.695% – 2.729%, 3/08/14		988	358,791
Insight Midwest Holdings, LLC B Term Loan, 2.42%, 4/07/14		1,175	1,033,510
Intelsat Subsidiary Holding Co. Ltd. Tranche B Term Loan, 3.925%, 7/03/13		941	827,806
Knology, Inc. Term Loan, 2.663%, 6/30/12		485	388,210
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG) Facility B1, 4.589%, 3/06/15	EUR	337	38,161
MCC Iowa LLC (Mediacom Broadband Group):
Tranche A Term Loan, 1.87%, 3/31/10	USD	1,065	985,125
Tranche D-1 Term Loan, 2.12%, 1/31/15		992	843,544
MCNA Cable Holdings LLC (OneLink Communications) Loan, 0%, 3/01/13 (a)		1,179	731,214
Mediacom Illinois, LLC (fka Mediacom Communications, LLC) Tranche C Term Loan, 1.87%, 1/31/15		2,104	1,747,963

See Notes to Financial Statements.

30	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Media (concluded)
Metro-Goldwyn-Mayer Inc. Tranche B Term Loan, 3.729% – 4.709%, 4/09/12	USD	903	$401,655
Multicultural Radio Broadcasting, Inc. Term Loan, 3.195%, 12/18/12		328	229,814
NEP II, Inc. Term B Loan, 2.729%, 2/18/14		237	191,862
NextMedia Operating, Inc.:
Delay Draw Term Loan, 5.123%, 11/15/12		280	131,809
Initial Term Loan (First Lien), 5.174%, 11/15/12		528	248,302
Penton Media, Inc. Term Loan (First Lien), 2.729% – 3.424%, 2/01/13		491	182,991
Spanish Broadcasting System, Inc. Revolving Credit Loan, 3.46%, 6/10/10		2,500	2,073,878
TWCC Holding Corp. Term Loan, 7.25%, 9/14/15		499	475,808
UPC Financing Partnership M Facility, 3.76%, 12/31/14	EUR	3,000	2,779,826

			22,659,915

Multi-Utilities — 2.9%
Riverside Energy Center Term Loan, 5.424%, 6/24/11	USD	1,943	1,768,185
Rocky Mountain Energy Center, LLC:
Credit Linked Deposit, 1.074%, 6/24/11		170	154,703
Term Loan, 5.424%, 6/24/11		890	809,881

			2,732,769

Multiline Retail — 0.3%
Dollar General Corp. Tranche B-2 Term Loan, 3.229%, 7/07/14		375	308,719

Oil, Gas & Consumable Fuels — 1.5%
Coffeyville Resources, LLC:
Funded Letter of Credit, 3.15%, 12/28/10		162	117,770
Tranche D Term Loan, 8.75%, 12/30/13		522	379,313
Vulcan Energy Corp. (fka Plains Resources Inc.) Term B3 Loan, 5.50%, 8/12/11		750	648,750
Western Refining, Inc. Term Loan, 8.25%, 5/30/14		493	306,063

			1,451,896

Paper & Forest Products — 1.1%
NewPage Corp. Term Loan, 5.313%, 12/22/14		1,238	753,750
Verso Paper Finance Holdings LLC Loan, 7.685% – 8.435%, 2/01/13		1,188	237,671

			991,421

Pharmaceuticals — 0.5%
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) Euro Term Loan, 5.223%, 4/10/14	EUR	493	449,544

Real Estate Management & Development — 1.1%
Mattamy Funding Partnership Loan, 3.563%, 4/11/13	USD	486	340,375
Realogy Corp. Synthetic Letter of Credit, 0.347%, 10/10/13		1,224	692,121

			1,032,496

Specialty Retail — 0.7%
Adesa, Inc. (KAR Holdings, Inc.) Initial Term Loan, 2.73% – 3.709%, 10/20/13		957	643,925

Textiles, Apparel & Luxury Goods — 0.2%
Renfro Corp. Tranche B Term Loan, 4.16% – 4.71%, 10/05/13		436	218,125

Total Floating Rate Loan Interests — 83.5%			78,235,278

Corporate Bonds	Par (000)		Value

Auto Components — 2.0%
The Goodyear Tire & Rubber Co., 6.318%, 12/01/09 (d)	USD	2,000	$1,882,500

Building Products — 1.9%
CPG International I, Inc., 8.561%, 7/01/12 (d)		3,000	1,590,000
Momentive Performance Materials, Inc. Series WI, 9.75%, 12/01/14		400	152,000

			1,742,000

Capital Markets — 2.0%
E*Trade Financial Corp., 12.50%, 11/30/17 (e)		3,188	1,466,250
Marsico Parent Co., LLC, 10.625%, 1/15/16 (e)		663	271,830
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(e)		259	106,358
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(e)		177	72,724

			1,917,162

Chemicals — 1.5%
GEO Specialty Chemicals Corp., 7.50%, 3/31/15 (a)(e)(f)		672	503,207
GEO Specialty Chemicals, Inc., 9.935%, 12/31/09 (d)(e)(f)		1,079	807,901
Wellman Holdings, Inc. Third Lien Subordinate Note, 5%, 1/29/19 (e)		181	126,700

			1,437,808

Computers & Peripherals — 0.9%
Quantum Corp., 4.375%, 8/01/10 (f)		2,000	882,500

Construction Materials — 0.7%
Nortek, Inc., 10%, 12/01/13		1,710	684,000

Containers & Packaging — 2.9%
Berry Plastics Holding Corp., 5.871%, 9/15/14 (d)		850	395,250
Clondalkin Acquisition BV, 3.996%, 12/15/13 (d)(e)		1,500	930,000
Crown European Holdings SA, 6.25%, 9/01/11 (e)	EUR	465	571,818
Owens Brockway Glass Container, Inc., 6.75%, 12/01/14		265	298,998
Packaging Dynamics Finance Corp., 10%, 5/01/16 (e)	USD	1,240	533,200

			2,729,266

Diversified Financial Services — 1.7%
FCE Bank Plc, 7.125%, 1/16/12	EUR	2,000	1,546,653

Diversified Telecommunication Services — 1.4%
Qwest Corp., 5.246%, 6/15/13 (d)	USD	1,500	1,271,250

Food & Staples Retailing — 0.2%
AmeriQual Group LLC, 9.50%, 4/01/12 (e)		250	150,000

Health Care Equipment & Supplies — 2.2%
DJO Finance LLC, 10.875%, 11/15/14		2,750	2,090,000

Hotels, Restaurants & Leisure — 4.8%
American Real Estate Partners LP, 7.125%, 2/15/13		4,000	3,290,000
Harrah’s Operating Co., Inc.:
10.75%, 2/01/16		726	101,640
10.75%, 2/01/18 (a)		164	10,113
10%, 12/15/18 (e)		275	77,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (e)		1,565	719,900
Travelport LLC, 5.886%, 9/01/14 (d)		815	260,800

			4,459,453

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	31

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

IT Services — 1.8%
First Data Corp., 9.875%, 9/24/15	USD	3,000	$1,650,000

Independent Power Producers & Energy Traders — 1.4%
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15		2,590	1,307,950

Industrial Conglomerates — 0.1%
Sequa Corp. (e):
11.75%, 12/01/15		320	51,200
13.50%, 12/01/15 (a)		795	69,846

			121,046

Media — 0.9%
CSC Holdings, Inc., 8.50%, 4/15/14 (e)		230	220,800
Local Insight Regatta Holdings, Inc., 11%, 12/01/17		748	179,520
TL Acquisitions, Inc., 10.50%, 1/15/15 (e)		1,000	470,000

			870,320

Metals & Mining — 0.6%
FMG Finance Property Ltd., 5.261%, 9/01/11 (d)(e)		180	153,000
Ryerson, Inc., 8.545%, 11/01/14 (d)(e)		840	428,400

			581,400

Oil, Gas & Consumable Fuels — 0.7%
SandRidge Energy, Inc., 5.06%, 4/01/14 (d)		1,000	657,172

Paper & Forest Products — 2.7%
Abitibi-Consolidated, Inc., 5.496%, 6/15/11 (d)		2,000	180,000
Bowater, Inc., 4.996%, 3/15/10 (d)		2,000	360,000
NewPage Corp.:
10%, 5/01/12		2,000	605,000
7.42%, 5/01/12 (d)		2,000	480,000
Verso Paper Holdings LLC Series B, 4.92%, 8/01/14 (d)		3,500	910,000

			2,535,000

Pharmaceuticals — 0.3%
Angiotech Pharmaceuticals, Inc., 5.011%, 12/01/13 (d)		500	306,250

Real Estate Management & Development — 0.1%
Realogy Corp., 10.50%, 4/15/14		490	102,900

Semiconductors & Semiconductor Equipment — 0.9%
Avago Technologies Finance Property Ltd., 6.761%, 6/01/13 (d)		600	471,000
Spansion, Inc., 4.386%, 6/01/13 (b)(c)(e)		1,690	395,037

			866,037

Specialty Retail — 0.5%
General Nutrition Centers, Inc., 7.584%, 3/15/14 (a)(d)		350	206,500
Michaels Stores, Inc., 11.375%, 11/01/16		940	222,075

			428,575

Wireless Telecommunication Services — 1.3%
Crown Castle International Corp., 9%, 1/15/15		300	292,500
Digicel Group Ltd., 9.125%, 1/15/15 (a)(e)		1,249	874,300

			1,166,800

Total Corporate Bonds — 33.5%			31,386,042

Non-U.S. Government Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities — 1.4%
Crown Castle Towers LLC Series 2005-1A (e):
Class AFL, 0.841%, 6/15/35 (d)	USD	980	$891,800
Class AFX, 4.643%, 6/15/35		270	257,850
Global Signal Trust Series 2006-1 Class A2, 5.45%, 2/15/36 (e)		155	144,925

Total Non-U.S. Government Agency Mortgage-Backed Securities — 1.4%			1,294,575

Common Stocks	Shares

Capital Markets — 0.1%
E*Trade Financial Corp. (b)		145,213	116,170

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (b)(e)		10,732	4,120
Wellman Holdings, Inc. (b)(e)		181	45

			4,165

Electrical Equipment — 0.2%
Medis Technologies Ltd. (b)		13,053	7,440
SunPower Corp. Class B (b)		5,332	132,020

			139,460

Total Common Stocks — 0.3%			259,795

Preferred Stocks

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (e)		44	19,140

Total Preferred Stocks — 0.0%			19,140

Total Long-Term Investments (Cost — $180,931,606) — 118.7%			111,194,830

Short-Term Securities	Beneficial Interest (000)

Money Market Funds — 4.4%
BlackRock Liquidity Series, LLC Cash Sweep Series, 0.73% (g)(h)	USD	4,108	4,108,178

Total Short-Term Securities (Cost — $4,108,178) — 4.4%			4,108,178

Options Purchased	Contracts

Over-the-Counter Call Options
Marsico Parent Superholdco LLC, expiring
December 2019 at USD 942.86, Broker, Goldman Sachs & Co.		11	17,765

Total Options Purchased (Cost — $10,756) — 0.0%			17,765

Total Investments
(Cost — $185,050,540*) — 123.1%			115,320,773
Liabilities in Excess of Other Assets — (23.1)%			(21,664,942)

Net Assets — 100.0%			$93,655,831

See Notes to Financial Statements.

32	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$185,065,181

Gross unrealized appreciation	$176,381
Gross unrealized depreciation	(69,920,789

Net unrealized depreciation	$(69,744,408)

(a)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Convertible security.

(g)	Represents the current yield as of report date.

(h)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Series, LLC Cash Sweep Series	USD	4,108,178	$57,541

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	5,653,118	EUR	4,312,000	Deutsche Bank AG	3/18/09	$187,464
USD	125,932	EUR	97,000	Citibank NA	3/18/09	2,980
USD	640,833	EUR	500,000	UBS AG	3/18/09	7,060
USD	1,515,422	GBP	1,022,000	UBS AG	3/18/09	52,456

Total						$249,960

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2013	USD	1,500	$92,400

First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2013	USD	1,500	118,650

Masco Corp.	5.30%	JPMorgan Chase Bank NA	March 2014	USD	500	14,093

Host Hotels & Resorts LP	5.00%	Goldman Sachs Bank USA	March 2014	USD	1,225	20,884

Mohawk Industries, Inc.	4.45%	JPMorgan Chase Bank NA	March 2014	USD	500	5,594

Total						$251,621

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2009 were as follows:

Issuer[1]	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000) [2]		Unrealized Depreciation

Ford Motor Co.	3.80%	UBS AG	March 2010	USD	5,000	$(3,503,880)

	[1]	Credit rating is CCC using Standard and Poor’s ratings.

	[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

Dow Jones CDX North America High Yield Index Series 10 Class V1	5.00%	Credit Suisse International	June 2013	USD	1,940	$352,096

•	Currency Abbreviations:

EUR	Euro
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	33

Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

•

Effective March 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of February 28, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$255,631	—	—
Level 2	78,374,526	$871,442	$(3,503,880)
Level 3	36,672,851	—	—

Total	$115,303,008	$871,442	$(3,503,880)

*

Other financial instruments are foreign currency exchange contracts, swaps and options. Foreign currency exchange and swaps are valued at the unrealized appreciation/depreciation of the instrument and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Assets

Balance as of February 29, 2008	$80,079,046
Accrued discounts/premiums	548,469
Realized loss	(10,355,809)
Change in unrealized appreciation/depreciation[1]	(12,425,310)
Net sales	(33,193,602)
Net transfers in of Level 3	12,020,057

Balance as of February 28, 2009	$36,672,851

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

34	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments February 28, 2009	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Aerospace & Defense — 3.4%
Hawker Beechcraft Acquisition Co. LLC, 8.50%, 4/01/15	USD	2,000	$380,000
Moog, Inc., 7.25%, 6/15/18 (a)		5,000	4,500,000

			4,880,000

Auto Components — 2.5%
The Goodyear Tire & Rubber Co.:
6.318%, 12/01/09 (b)		2,000	1,882,500
8.625%, 12/01/11		2,000	1,600,000
Lear Corp., 8.75%, 12/01/16		1,015	172,550
Venture Holdings Co. LLC (c)(d):
12%, 6/01/09		700	—
Series B, 9.50%, 7/01/05		3,325	332

			3,655,382

Building Products — 4.8%
Building Materials Corp. of America, 7.75%, 8/01/14		4,000	2,740,000
CPG International I, Inc.:
8.561%, 7/01/12 (b)		3,500	1,855,000
10.50%, 7/01/13		1,500	795,000
Momentive Performance Materials, Inc. Series WI, 9.75%, 12/01/14		1,175	446,500
Ply Gem Industries, Inc., 11.75%, 6/15/13		2,225	1,023,500

			6,860,000

Chemicals — 5.2%
American Pacific Corp., 9%, 2/01/15		610	512,400
GEO Specialty Chemicals Corp., 7.50%, 3/31/15 (a)(e)(f)		1,789	1,339,273
GEO Specialty Chemicals, Inc., 9.935%, 12/31/09 (a)(b)(e)		2,873	2,151,159
Wellman Holdings, Inc. (a)(e):
Second Lien Subordinate Note, 10%, 1/29/19		2,383	2,383,000
Third Lien Subordinate Note, 5%, 1/29/19		1,557	1,089,900

			7,475,732

Commercial Services & Supplies — 1.0%
ARAMARK Corp., 8.50%, 2/01/15		1,500	1,365,000

Construction Materials — 1.0%
Nortek, Inc., 10%, 12/01/13		3,420	1,368,000

Containers & Packaging — 5.1%
Berry Plastics Holding Corp., 5.871%, 9/15/14 (b)		100	46,500
Clondalkin Acquisition BV, 3.996%, 12/15/13 (a)(b)		2,000	1,240,000
Packaging Dynamics Finance Corp., 10%, 5/01/16 (a)		4,285	1,842,550
Smurfit Kappa Funding Plc, 7.75%, 4/01/15		5,150	2,999,875
Smurfit-Stone Container Enterprises, Inc. (c)(d):
8.375%, 7/01/12		800	64,000
8%, 3/15/17		1,300	113,750
Wise Metals Group LLC, 10.25%, 5/15/12		2,000	980,000

			7,286,675

Diversified Financial Services — 1.3%
Ford Motor Credit Co. LLC, 4.01%, 1/13/12 (b)		1,340	656,600
Highland Legacy Ltd., 7.42%, 6/01/11 (a)(b)		4,000	1,200,000

			1,856,600

Electric Utilities — 0.6%
NSG Holdings LLC, 7.75%, 12/15/25 (a)		1,000	800,000

Food Products — 1.3%
Tyson Foods, Inc., 10.50%, 3/01/14 (a)		2,000	1,885,000

Health Care Equipment & Supplies — 1.4%
Fresenius US Finance II, Inc., 9%, 7/15/15 (a)		2,000	2,080,000

Corporate Bonds		Par (000)	Value

Health Care Providers & Services — 1.6%
Community Health Systems, Inc. Series WI, 8.875%, 7/15/15	USD	2,500	$2,365,625

Hotels, Restaurants & Leisure — 5.5%
American Real Estate Partners LP, 7.125%, 2/15/13		3,000	2,467,500
CCM Merger, Inc., 8%, 8/01/13 (a)		4,125	1,526,250
Harrah’s Operating Co., Inc.:
10.75%, 2/01/16		3,669	513,660
10.75%, 2/01/18		1,574	96,546
10%, 12/15/18 (a)		1,561	437,080
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)		1,210	556,600
Shingle Springs Tribal Gaming Authority, 9.375%, 6/15/15 (a)		690	403,650
Snoqualmie Entertainment Authority, 5.384%, 2/01/14 (a)(b)		500	270,000
Tropicana Entertainment LLC Series WI, 9.625%, 12/15/14 (c)(d)		220	2,200
Tunica-Biloxi Gaming Authority, 9%, 11/15/15 (a)		1,500	1,200,000
Universal City Florida Holding Co. I, 5.92%, 5/01/10 (b)		1,000	480,000

			7,953,486

IT Services — 1.9%
First Data Corp., 9.875%, 9/24/15		5,000	2,750,000

Independent Power Producers & Energy Traders — 4.3%
Dynegy Holdings, Inc., 8.375%, 5/01/16		2,000	1,270,000
Energy Future Holdings Corp., 11.25%, 11/01/17 (f)		1,500	660,000
Texas Competitive Electric Holdings Co. LLC:
10.25%, 11/01/15		7,220	3,646,100
10.50%, 11/01/16 (f)		1,200	576,000

			6,152,100

Industrial Conglomerates — 0.6%
Sequa Corp. (a):
11.75%, 12/01/15		2,550	408,000
13.50%, 12/01/15 (f)		3,590	429,489

			837,489

Machinery — 1.5%
ESCO Corp., 5.871%, 12/15/13 (a)(b)		1,540	954,800
RBS Global, Inc., 8.875%, 9/01/16		835	628,337
Titan International, Inc., 8%, 1/15/12		770	617,925

			2,201,062

Marine — 0.1%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		324	194,400

Media — 2.3%
Affinion Group, Inc., 10.125%, 10/15/13		515	399,125
CSC Holdings, Inc., 8.50%, 4/15/14 (a)		390	374,400
Charter Communications Holdings LLC (c)(d):
10%, 4/01/09		1,121	11,210
11.125%, 1/15/11		1,319	65,950
10%, 5/15/11		660	6,600
Local Insight Regatta Holdings, Inc., 11%, 12/01/17		1,244	298,560
Nielsen Finance LLC, 11.625%, 2/01/14 (a)		2,500	2,162,500

			3,318,345

Metals & Mining — 1.5%
Aleris International, Inc., 9%, 12/15/14 (c)(d)		840	84
RathGibson, Inc., 11.25%, 2/15/14		2,175	478,500
Ryerson, Inc., 8.545%, 11/01/14 (a)(b)		3,360	1,713,600

			2,192,184

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	35

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels — 8.0%
Chesapeake Energy Corp.:
9.50%, 2/15/15	USD	1,650	$1,534,500
6.875%, 1/15/16		4,000	3,290,000
Compton Petroleum Finance Corp., 7.625%, 12/01/13		1,475	494,125
Denbury Resources, Inc., 9.75%, 3/01/16		2,500	2,350,000
Forest Oil Corp., 8.50%, 2/15/14 (a)		1,285	1,169,350
Sabine Pass LNG LP, 7.50%, 11/30/16		2,985	2,007,412
SandRidge Energy, Inc., 5.06%, 4/01/14 (b)		1,000	657,172

			11,502,559

Paper & Forest Products — 3.6%
Abitibi-Consolidated, Inc., 5.496%, 6/15/11 (b)		2,755	247,950
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (a)		3,162	1,426,798
Bowater, Inc., 4.996%, 3/15/10 (b)		7,400	1,332,000
NewPage Corp., 7.42%, 5/01/12 (b)		5,175	1,242,000
Verso Paper Holdings LLC Series B, 4.92%, 8/01/14 (b)		3,300	858,000

			5,106,748

Pharmaceuticals — 2.9%
Angiotech Pharmaceuticals, Inc., 5.011%, 12/01/13 (b)		2,690	1,647,625
Elan Finance Plc:
5.234%, 11/15/11 (b)		1,325	1,093,125
7.75%, 11/15/11		1,650	1,406,625

			4,147,375

Real Estate Management & Development — 0.2%
Realogy Corp., 10.50%, 4/15/14		1,370	287,700

Semiconductors & Semiconductor Equipment — 0.8%
Avago Technologies Finance Property Ltd., 6.761%, 6/01/13 (b)		766	601,310
Spansion, Inc., 4.386%, 6/01/13 (a)(c)(d)		2,180	509,575

			1,110,885

Specialty Retail — 0.6%
Michaels Stores, Inc., 10%, 11/01/14		1,055	360,019
United Auto Group, Inc., 7.75%, 12/15/16		915	439,200

			799,219

Textiles, Apparel & Luxury Goods — 1.2%
Quiksilver, Inc., 6.875%, 4/15/15		3,525	1,762,500

Wireless Telecommunication Services — 2.7%
Crown Castle International Corp., 9%, 1/15/15		485	472,875
iPCS, Inc., 3.295%, 5/01/13 (b)		250	180,000
MetroPCS Wireless, Inc., 9.25%, 11/01/14 (a)		2,000	1,880,000
Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (a)		1,200	1,092,000
Orascom Telecom Finance SCA, 7.875%, 2/08/14 (a)		395	237,000

			3,861,875

Total Corporate Bonds — 66.9%			96,055,941

Floating Rate Loan Interests		Par (000)	Value

Aerospace & Defense — 2.0%
Hawker Beechcraft Acquisition Co. LLC Letter of Credit Facility Deposit, 1.359%, 3/26/14	USD	294	$134,978
Hawker Beechcraft Acquisition Co. LLC Term Loan, 2.479% – 3.459%, 3/26/14		5,003	2,298,671
IAP Worldwide Services, Inc. Term Loan (First Lien), 7.25%, 12/30/12		822	427,549

			2,861,198

Airlines — 0.6%
Delta Air Lines, Inc. Credit Linked Deposit Loan, 0.347% – 2.445%, 4/30/12		1,237	940,500

Auto Components — 3.3%
Allison Transmission, Inc. Term Loan, 3.20%, 8/07/14		5,129	3,398,172
Dana Holding Corp. Term Advance, 7.25%, 1/31/15		1,531	465,888
The Goodyear Tire & Rubber Co. Loan (Second Lien), 2.23%, 4/30/14		500	347,679
Intermet Corp. (d):
First Lien Credit Facility, 7.189%, 11/08/10		502	200,997
Letter of Credit Term Loan, 7.189%, 11/09/10		137	54,770
Letter of Credit, 0.328%, 11/09/10		419	167,637
Synthetic Letter of Credit, 7.189%, 11/09/10 (k)		32	12,639
Metaldyne Co. LLC:
Deposit Funded Tranche Loan, 0.347% – 5.125%, 1/11/12		58	6,923
Initial Tranche B Term Loan, 7.875% – 8%, 1/13/14		393	47,202

			4,701,907

Automobiles — 0.2%
Ford Motor Co. Term Loan, 5%, 12/15/13		472	150,790
General Motors Corp. Term Loan, 4.148%, 11/29/13		372	133,310

			284,100

Building Products — 1.6%
Building Material Corp. of America Term Loan Advance, 3.625% – 3.875%, 2/22/14		1,989	1,355,903
Stile Acquisition (Masonite International):
Canadian Term Loan, 6.75%, 4/06/13		1,079	447,925
US Term Loan B, 6.25%, 4/06/13		1,096	440,786

			2,244,614

Chemicals — 3.7%
Huish Detergents, Inc. Tranche B Term Loan, 2.17%, 4/26/14		736	622,836
ISP Chemco LLC Term Loan, 2% – 2.75%, 6/04/14		985	824,117
PQ Corp. (fka Niagara Acquisition, Inc.) Term Loan (First Lien), 4.43% – 4.71%, 7/31/14		4,975	2,972,563
Solutia, Inc. Loan, 8.50%, 2/28/14		1,492	958,907

			5,378,423

Commercial Services & Supplies — 1.5%
John Maneely Co. Term Loan, 4.41% – 4.604%, 12/09/13		874	500,117
NES Rentals Holdings, Inc. Permanent Term Loan (Second-Lien), 8%, 7/20/13		1,726	828,342
West Corp. Term B-2 Loan, 2.82% – 2.854%, 10/24/13		1,137	832,631

			2,161,090

Computers & Peripherals — 0.8%
Dealer Computer Services, Inc. (Reynolds & Reynolds) Term Loan (First Lien), 2.479%, 10/26/12		1,182	768,527
Intergraph Corp. Initial Term Loan (First Lien), 3.256%, 5/29/14		419	357,980

			1,126,507

See Notes to Financial Statements.

36	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.) Synthetic Letter of Credit Term Loan (First Lien), 1.375%, 2/07/14	USD	500	$322,500

Construction Materials — 0.4%
Headwaters Inc. Term Loan B1 (First Lien), 5.97%, 4/30/11		744	520,833

Distributors — 0.4%
Keystone Automotive Operations, Inc. Loan, 3.947% – 5.75%, 1/12/12		1,426	534,883

Diversified Consumer Services — 0.9%
Coinmach Corp. Term Loan, 3.47% – 4.26%, 11/20/14		1,985	1,290,226

Diversified Financial Services — 1.5%
DaimlerChrysler Financial Services Americas LLC Term Loan (First Lien), 6%, 8/03/12		3,465	1,801,754
J.G. Wentworth, LLC Loan (First Lien), 3.709%, 4/04/14		3,200	288,000

			2,089,754

Diversified Telecommunication Services — 1.9%
Winstar Communications, Inc. Term Loan, 6.366%, 12/31/06 (c)		1,703	2,667,316

Electrical Equipment — 0.2%
Generac Acquisition Corp. First Lien Term Loan, 2.919%, 11/10/13		554	296,165

Energy Equipment & Services — 1.5%
Dresser, Inc.:
Term Loan B, 2.729% – 3.488%, 5/04/14		1,456	1,045,311
Second Lien Term Loan, 6.988%, 5/04/15		1,000	450,000
MEG Energy Corp.:
Delayed Draw Term Loan, 3.46%, 4/02/13		496	307,288
Initial Term Loan, 3.46%, 4/03/13		486	301,475

			2,104,074

Food & Staples Retailing — 0.5%
Wm. Bolthouse Farms, Inc. Second Lien Term Loan, 5.979%, 12/16/13		750	408,750
McJunkin Corp. Term Loan, 4.709%, 1/31/14		490	356,883

			765,633

Food Products — 1.6%
Dole Food Co., Inc.:
Credit Linked Deposit, 0.66%, 4/12/13		828	741,990
Tranche C, 2.563% – 4.25%, 4/12/13		711	637,476
JRD Holdings, Inc. (Jetro Holdings) Term Loan, 2.697%, 7/02/14		969	842,813
Sturm Foods, Inc. Initial Term Loan First Lien, 3.438% – 3.75%, 1/31/14 (f)		246	139,392

			2,361,671

Health Care Equipment & Supplies — 0.6%
DJO Finance LLC (ReAble Therapeutics Fin LLC) Term Loan, 3.479% – 4.459%, 5/20/14		990	823,350

Hotels, Restaurants & Leisure — 2.1%
Greenwood Racing, Inc. Term Loan, 2.73%, 11/28/11		735	543,900
Harrah’s Operating Co., Inc. Term B-2 Loan, 4.159% – 4.459%, 1/28/15		992	577,305
Las Vegas Sands LLC:
Delay Draw Term Loan, 2.16%, 5/23/14		298	131,713
Tranche B Term Loan, 2.16%, 5/23/14		1,182	521,558
QCE, LLC (Quiznos) Term Loan (First Lien), 3.75%, 5/05/13		975	537,643

Floating Rate Loan Interests	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
VML US Finance LLC:
Delay Draw Term B Loan, 2.73%, 5/25/12	USD	250	$143,864
New Project Term Loan, 2.73%, 5/25/13		1,000	575,455

			3,031,438

IT Services — 2.8%
Activant Solutions Inc. Term Loan, 3.438%, 5/02/13		1,570	737,792
Audio Visual Services Corp.:
Second Lien Term Loan, 7.96%, 2/28/14		500	35,000
Term Loan B, 3.71%, 2/28/14		1,975	553,000
Ceridian Corp. U.S. Term Loan, 3.47%, 11/09/14		1,500	1,035,000
First Data Corp. Initial Tranche:
Term Loan B-2, 3.223% – 3.229%, 9/24/14		1,234	809,969
Term Loan B-3, 3.223% – 3.229%, 9/24/14		393	256,758
RedPrairie Corp.:
Term Loan B, 4.25% – 5.25%, 7/20/12		685	431,672
Term Loan C, 5.25%, 7/20/12		294	126,420

			3,985,611

Independent Power Producers & Energy Traders — 0.3%
Texas Competitive Electric Holdings Co. LLC Initial Tranche:
Term Loan B-2, 3.948% – 4.451%, 10/10/14		489	304,921
Term Loan B-3, 3.948% – 4.451%, 10/10/14		229	143,100

			448,021

Insurance — 0.3%
Alliant Holdings I, Inc. Term Loan, 4.459%, 8/21/14		494	370,313

Internet & Catalog Retail — 0.4%
FTD Group, Inc. Tranche B Term Loan, 6.75%, 8/04/14		748	639,647

Leisure Equipment & Products — 0.6%
Fender Musical Instruments Corp.:
Delay Draw Term Loan, 2.66%, 6/09/14		664	298,749
Term Initial, 3.71%, 6/09/14		1,314	591,493

			890,242

Machinery — 3.4%
LN Acquisition Corp. (Lincoln Industrial) Initial Term Loan (Second Lien), 6.21%, 1/09/15		1,000	800,000
Navistar International Transportation Corp.:
Advance Term Loan, 3.729%, 1/19/12		2,933	2,099,777
Credit Linked Deposit, 3.696% – 3.729%, 1/19/12		1,067	763,555
OshKosh Truck Corp. Term B Loan, 2.20% – 3.95%, 12/06/13		1,761	1,232,538

			4,895,870

Media — 13.9%
Affinion Group Holdings, Inc. Loan, 0%, 3/01/12		2,000	900,000
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.98%, 7/03/14		733	475,627
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		4,972	3,480,318
Cequel Communications, LLC:
Tranche B Term Loan (Second Lien), 6.413% – 6.453%, 5/05/14		5,244	3,244,682
(aka Cebridge) Term Loan, 2.445% – 4.25%, 11/05/13		1,622	1,367,475
Ellis Communications KDOC, LLC Loan, 10%, 12/30/11		3,895	2,337,222
HMH Publishing Co., Ltd. (fka Education Media) Tranche A Term Loan, 8.256%, 6/12/14		4,625	2,601,435
Hanley-Wood, LLC (FSC Acquisition) Term Loan, 2.695% – 2.729%, 3/08/14		987	358,791

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	37

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Media (concluded)
Insight Midwest Holdings, LLC B Term Loan, 2.42%, 4/07/14	USD	700	$615,708
Knology, Inc. Term Loan, 2.663%, 6/30/12		728	582,315
MCC Iowa LLC (Mediacom Broadband Group) Tranche D-1 Term Loan, 2.12%, 1/31/15		1,958	1,664,040
Newsday, LLC Fixed Rate Term Loan, 9.75%, 8/01/13		2,250	2,030,625
Penton Media, Inc. Term Loan (First Lien), 2.729% – 3.424%, 2/01/13		737	274,486

			19,932,724

Metals & Mining — 0.5%
Euramax International Plc:
Domestic Term Loan, 8.75%, 6/29/12		1,632	530,263
Domestic Loan (Second Lien), 13%, 6/29/13		672	100,764
Euro Loan (Second Lien), 13%, 6/29/13		333	49,986

			681,013

Oil, Gas & Consumable Fuels — 2.3%
Big West Oil & Gas, Delay Draw Term Loan, 4.50%, 5/15/14 (d)		550	269,500
Big West Oil, LLC, Initial Advance, 4.50%, 5/15/14 (d)		437	214,375
Petroleum GEO-Services ASA/PGS Finance, Inc. Term Loan, 3.21%, 6/29/15		953	684,811
ScorpionDrilling Ltd. Second Lien, 8.966%, 5/08/14		2,000	1,610,000
Western Refining, Inc. Term Loan, 8.25%, 5/30/14		915	567,993

			3,346,679

Other — 0.4%
Dollar General Corp. Tranche B-2 Term Loan, 3.229%, 7/07/14		750	617,438

Real Estate Management & Development — 2.0%
LNR Property Corp. Initial Tranche B Term Loan, 3.92%, 7/12/11		2,400	1,260,000
Realogy Corp. Synthetic Letter of Credit, 0.347%, 10/10/13		2,955	1,671,218

			2,931,218

Specialty Retail — 0.9%
Adesa, Inc. (KAR Holdings, Inc.) Initial Term Loan, 2.73% – 3.709%, 10/20/13		1,914	1,287,850

Total Floating Rate Loan Interests — 53.3%			76,532,808

Non-U.S. Government Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 1.4%
Crown Castle Towers LLC Series (a):
2005-1A Class AFL, 0.841%, 6/15/35 (b)	1,550	1,410,500
2005-1A Class AFX, 4.643%, 6/15/35	435	415,425
Global Signal Trust Series 2006-1 Class A2, 5.45%, 2/15/36 (a)	245	229,075

Total Non-U.S. Government Agency Mortgage-Backed Securities — 1.4%		2,055,000

Common Stocks	Shares

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(c)	142,466	54,693
Wellman Holdings, Inc. (a)(c)	5,131	1,283

		55,976

Containers & Packaging — 0.0%
Smurfit Kappa Plc	18,171	31,342

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 0.1%
Lodgian, Inc. (c)	41,866	$76,196

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (c)	375,634	212,590
Ainsworth Lumber Co. Ltd. (a)(c)	421,556	239,209

		451,799

Total Common Stocks — 0.4%		615,313

Capital Trusts		Par (000)

Diversified Financial Services — 0.3%
Citigroup, Inc. Series E, 8.40% (b)(g)	USD	1,105	386,861

Total Capital Trusts — 0.3%			386,861

Other Interests (h)	Beneficial Interest (000)

Media — 0.0%
Adelphia Preferred Escrow	3	—
Adelphia Recovery Trust Series ACC-6B INT	250	25

Total Other Interests — 0.0%		25

Total Long-Term Investments (Cost — $316,792,821) — 122.3%		175,645,948

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Series, LLC Cash Sweep Series, 0.73% (i)(j)	4,347	4,346,896

Total Short-Term Securities (Cost — $4,346,896) — 3.0%		4,346,896

Total Investments (Cost — $321,139,717*) — 125.3%		179,992,844
Liabilities in Excess of Other Assets — (25.3)%		(36,349,968)

Net Assets — 100.0%		$143,642,876

*	The cost and unrealized appreciation (depreciation) of investments as February 28, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$321,841,508

Gross unrealized appreciation	$3,610,970
Gross unrealized depreciation	(145,459,634)

Net unrealized depreciation	$(141,848,664)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

See Notes to Financial Statements.

38	ANNUAL REPORT	FEBRUARY 28, 2009

Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

(i)	Represents the current yield as of report date.

(j)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate		Net Activity	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	USD	4,346,896	$74,624

(k)	Represents a payment in-kind security, which may pay interest/dividends in additional par/shares.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2009 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation

USD 337,591	CAD 415,000	UBS AG	3/18/09	$11,403

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

First Data Corp.	5.00%	JPMorgan	December	USD 2,500	$154,000
		Chase Bank	2013
		NA
First Data Corp.	5.00%	JPMorgan	December	USD 2,500	197,750
		Chase Bank	2013
		NA
Tyson Foods, Inc.	4.22%	Goldman	March	USD 1,250	404
		Sachs Bank	2014
		USA
Masco Corp.	5.30%	JPMorgan	March	USD 1,000	28,186
		Chase Bank	2014
		NA
Host Hotels &	5.00%	Goldman	March	USD 2,500	42,620
Resorts LP		Sachs Bank	2014
		USA
Mohawk Industries,	4.45%	JPMorgan	March	USD 1,000	11,188
Inc.		Chase Bank	2014
		NA

Total					$434,148

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2009 were as follows:

Issuer[1]	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000)[2]	Unrealized Depreciation

Ford Motor Co.	2.05%	Deutsche	March	USD 5,000	$ (1,589,040)
		Bank AG	2010

[1]	Credit rating is CCC using Standard and Poor’s ratings.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — buy protection outstanding as of February 28, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

Dow Jones CDX	5.00%	Credit Suisse	June	USD 3,880	$704,193
North America		International	2013
High Yield Index
Series 10 Class V1

•	Currency Abbreviations:

CAD Canadian Dollar
USD US Dollar

•

Effective March 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of February 28, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$288,786	—	—
Level 2	127,067,361	$1,149,744	$(1,589,040)
Level 3	52,636,697	—	—

Total	$179,992,844	$1,149,744	$(1,589,040)

*	Other financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Assets

Balance as of February 29, 2008	$95,462,500
Accrued discounts/premiums	212,935
Realized loss	(10,624,907)
Change in unrealized appreciation/depreciation[1]	(28,182,528)
Net sales	(30,765,165)
Net transfers in of Level 3	26,533,862

Balance as of February 28, 2009	$52,636,697

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	39

Statements of Assets and Liabilities

February 28, 2009	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets

Investments at value — unaffiliated[1]	$172,620,288	$185,523,563	$325,075,824	$111,212,595	$175,645,948
Investments at value — affiliated[2]	7,111,263	8,370,522	4,725,260	4,108,178	4,346,896
Unrealized appreciation on foreign currency exchange contracts	286,926	303,896	315,377	249,960	11,403
Unrealized appreciation on swaps	7,044	7,044	1,708,382	603,717	1,138,341
Foreign currency at value[3]	66,910	180,273	55,583	189,014	—
Cash	—	37,164	902,762	66,171	122,423
Cash collateral on swaps	2,500,000	—	—	—	1,500,000
Investments sold receivable	1,454,381	205,148	3,782,490	4,709,981	6,273,386
Interest receivable	5,070,510	5,612,537	9,665,749	2,086,003	3,695,736
Swaps receivable	42,711	46,284	—	36,946	20,215
Swap premiums paid	—	—	1,502,250	1,000,863	1,794,778
Dividends receivable	296	13,331	76,608	—	—
Commitment fees receivable	—	64	2,602	6,868	—
Principal paydown receivable	—	177,008	13,158	—	—
Other assets	23,985	33,238	86,349	1,328	—
Prepaid expenses	15,933	16,667	35,069	10,399	16,808

Total assets	189,200,247	200,526,739	347,947,463	124,282,023	194,565,934

Liabilities

Loan payable	38,700,000	44,200,000	90,000,000	26,000,000	47,000,000
Unrealized depreciation on swaps	3,306,583	3,532,628	249,620	3,503,880	1,589,040
Unrealized depreciation on foreign currency exchange contracts	—	—	13,473	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—	176,660	—
Bank overdraft	926,999	—	—	—	—
Investments purchased payable	1,141,057	1,183,914	4,698,228	618,799	1,855,120
Interest payable	11,418	10,334	30,367	8,211	14,999
Income dividends payable	127,598	137,793	387,814	109,183	171,954
Investment advisory fees payable	74,695	95,692	166,965	70,183	74,500
Swaps payable	660	659	128,459	59,164	107,436
Officer’s and Directors’ fees payable	124	131	24,707	133	117
Deferred income	—	7,464	—	—	—
Other affiliates payable	1,685	1,865	2,312	760	1,923
Other accrued expenses payable	109,396	95,146	165,569	79,219	107,969

Total liabilities	44,400,215	49,265,626	95,867,514	30,626,192	50,923,058

Net Assets	$144,800,032	$151,261,113	$252,079,949	$93,655,831	$143,642,876

Net Assets Consist of

Par value, $0.10 per share, 200,000,000 shares authorized[4]	$3,458,096	$3,731,650	$10,723,549	$1,049,693	$5,650,950
Paid-in capital in excess of par	410,872,589	488,498,988	961,548,108	199,119,933	450,852,902
Undistributed (distributions in excess of) net investment income	4,243,346	1,653,945	(749,083)	1,132,254	(267,346)
Accumulated net realized loss	(162,293,913)	(221,247,542)	(352,285,591)	(35,091,279)	(171,007,461)
Net unrealized appreciation/depreciation	(111,480,086)	(121,375,928)	(367,157,034)	(72,554,770)	(141,586,169)

Net Assets	$144,800,032	$151,261,113	$252,079,949	$93,655,831	$143,642,876

Net asset value	$4.19	$4.05	$2.35	$8.92	$2.54

[1] Investments at cost — unaffiliated	$281,110,162	$303,665,184	$693,932,767	$180,942,362	$316,792,821

[2] Investments at cost — affiliated	$7,111,263	$8,370,522	$4,725,260	$4,108,178	$4,346,896

[3] Foreign currency at cost	$33,639	$183,415	$110,294	$194,744	—

[4] Shares outstanding	34,580,960	37,316,497	107,235,485	10,496,930	56,509,502

See Notes to Financial Statements.

40	ANNUAL REPORT	FEBRUARY 28, 2009

Statements of Operations

						BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
							BlackRock Senior High Income Fund, Inc. (ARK)
					BlackRock Debt Strategies Fund, Inc. (DSU)
	BlackRock Corporate		BlackRock Corporate
	High Yield Fund, Inc. (COY)		High Yield Fund III, Inc. (CYE)

	Period June 1, 2008 to February 28, 2009		Period June 1, 2008 to February 28, 2009
		Year Ended May 31, 2008		Year Ended May 31, 2008	Year Ended February 28, 2009	Year Ended February 28, 2009	Year Ended February 28, 2009

Investment Income

Interest	$20,403,010	$31,927,548	$22,256,343	$34,067,538	$65,146,033	$16,851,077	$28,113,668
Dividends	69,667	277,481	94,248	320,928	517,015	—	8,636
Income — affiliated	29,589	150,123	34,084	148,722	106,584	57,541	74,624
Other	—	27,605	—	28,206	—	—	—
Facility and other fees	108,315	27,388	173,472	36,514	709,215	1,071,804	256,479

Total income	20,610,581	32,410,145	22,558,147	34,601,908	66,478,847	17,980,422	28,453,407

Expenses

Investment advisory	972,270	1,817,498	1,244,233	2,335,178	3,784,383	1,411,729	1,561,909
Borrowing costs[1]	343,377	161,538	354,298	172,272	837,957	274,884	418,706
Professional	213,244	133,387	221,629	139,927	450,117	120,275	144,296
Accounting services	50,474	95,686	43,060	77,121	167,386	32,135	69,040
Printing	48,149	48,753	47,924	47,858	57,141	37,329	52,064
Transfer agent	36,374	24,168	34,224	23,086	97,579	8,792	46,204
Custodian	26,853	34,238	19,705	23,742	56,904	18,014	37,173
Officer and Directors	18,879	22,505	19,800	23,801	46,772	16,802	28,458
Registration	1,890	11,392	2,040	12,289	36,666	8,811	19,346
Miscellaneous	50,675	22,133	52,377	42,247	80,419	48,507	59,838

Total expenses excluding interest expense and fees paid indirectly	1,762,185	2,371,298	2,039,290	2,897,521	5,615,324	1,977,278	2,437,034
Interest expense	1,677,633	4,211,936	1,836,619	4,557,394	5,713,957	1,577,392	2,797,763

Total expenses	3,439,818	6,583,234	3,875,909	7,454,915	11,329,281	3,554,670	5,234,797
Less fees paid indirectly	(1,114)	(15,174)	(2,477)	(8,531)	—	(3,307)	—

Total expenses after fees paid indirectly	3,438,704	6,568,060	3,873,432	7,446,384	11,329,281	3,551,363	5,234,797

Net investment income	17,171,877	25,842,085	18,684,715	27,155,524	55,149,566	14,429,059	23,218,610

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(33,991,164)	(9,483,558)	(36,432,667)	(9,657,195)	(106,273,122)	(33,092,491)	(55,561,275)
Swaps	(1,315,139)	354,630	(1,312,925)	374,002	393,931	206,186	107,328
Foreign currency	768,638	(978)	749,203	90	1,679,201	895,896	114,657
Options written	—	—	—	—	480,000	120,000	240,000

	(34,537,665)	(9,129,906)	(36,996,389)	(9,283,103)	(103,719,990)	(31,870,409)	(55,099,290)

Net change in unrealized appreciation/depreciation on:
Investments	(84,139,659)	(35,752,973)	(91,550,184)	(39,200,784)	(232,919,626)	(39,404,618)	(82,592,718)
Swaps	(2,584,991)	(929,630)	(2,781,864)	(968,742)	2,686,386	(2,371,464)	194,786
Foreign currency	327,199	(39,462)	345,241	(53,964)	386,318	371,750	11,403
Unfunded corporate loans	—	—	—	—	281,096	(33,824)	131,411

	(86,397,451)	(36,722,065)	(93,986,807)	(40,223,490)	(229,565,826)	(41,438,156)	(82,255,118)

Total realized and unrealized loss	(120,935,116)	(45,851,971)	(130,983,196)	(49,506,593)	(333,285,816)	(73,308,565)	(137,354,408)

Net Decrease in Net Assets Resulting from Operations	$(103,763,239)	$(20,009,886)	$(112,298,481)	$(22,351,069)	$(278,136,250)	$(58,879,506)	$(114,135,798)

[1]	See Note 7 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	41

Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)			BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Period June 1, 2008 to February 28, 2009			Period June 1, 2008 to February 28, 2009

		Year Ended May 31,			Year Ended May 31,

Increase (Decrease) in Net Assets:		2008	2007		2008	2007

Operations

Net investment income	$17,171,877	$25,842,085	$25,185,992	$18,684,715	$27,155,524	$26,588,403
Net realized gain (loss)	(34,537,665)	(9,129,906)	4,210,914	(36,996,389)	(9,283,103)	4,716,076
Net change in unrealized appreciation/depreciation	(86,397,451)	(36,722,065)	12,903,751	(93,986,807)	(40,223,490)	13,552,867

Net increase (decrease) in net assets resulting from operations	(103,763,239)	(20,009,886)	42,300,657	(112,298,481)	(22,351,069)	44,857,346

Dividends to Shareholders From

Net investment income	(19,134,959)	(26,113,293)	(23,238,405)	(20,800,925)	(28,767,885)	(25,076,686)

Net Assets

Total increase (decrease) in net assets	(122,898,198)	(46,123,179)	19,062,252	(133,099,406)	(51,118,954)	19,780,660
Beginning of period	267,698,230	313,821,409	294,759,157	284,360,519	335,479,473	315,698,813

End of period	$144,800,032	$267,698,230	$313,821,409	$151,261,113	$284,360,519	$335,479,473

End of period undistributed net investment income	$4,243,346	$5,504,375	$5,713,430	$1,653,945	$3,076,301	$4,631,323

See Notes to Financial Statements.

42	ANNUAL REPORT	FEBRUARY 28, 2009

Statements of Changes in Net Assets (continued)

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

Increase (Decrease) in Net Assets:	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2009	Year Ended February 29, 2008

Operations

Net investment income	$55,149,566	$69,889,218	$14,429,059	$16,240,951
Net realized loss	(103,719,990)	(4,139,979)	(31,870,409)	(1,173,755)
Net change in unrealized appreciation/depreciation	(229,565,826)	(148,756,602)	(41,438,156)	(33,099,303)

Net decrease in net assets resulting from operations	(278,136,250)	(83,007,363)	(58,879,506)	(18,032,107)

Dividends to Shareholders From

Net investment income	(65,857,392)	(71,016,850)	(16,017,675)	(15,779,101)

Capital Share Transactions

Reinvestment of dividends	1,869,284	2,284,457	—	—

Net Assets

Total decrease in net assets	(342,124,358)	(151,739,756)	(74,897,181)	(33,811,208)
Beginning of year	594,204,307	745,944,063	168,553,012	202,364,220

End of year	$252,079,949	$594,204,307	$93,655,831	$168,553,012

End of year undistributed (distributions in excess of) net investment income	$(749,083)	$6,656,691	$1,132,254	$2,193,448

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	43

Statements of Changes in Net Assets (concluded)

	BlackRock Senior High Income Fund, Inc. (ARK)

Increase (Decrease) in Net Assets:	Year Ended February 28, 2009	Year Ended February 29, 2008

Operations

Net investment income	$23,218,610	$30,307,192
Net realized loss	(55,099,290)	(1,736,048)
Net change in unrealized appreciation/depreciation	(82,255,118)	(60,505,247)

Net decrease in net assets resulting from operations	(114,135,798)	(31,934,103)

Dividends and Distributions to Shareholders From

Net investment income	(24,063,310)	(31,809,845)
Tax return of capital	(3,089,535)	—

Total dividends and distributions to shareholders	(27,152,845)	(31,809,845)

Capital Share Transactions

Reinvestment of dividends	239,560	986,870

Net Assets

Total decrease in net assets	(141,049,083)	(62,757,078)
Beginning of year	284,691,959	347,449,037

End of year	$143,642,876	$284,691,959

End of year undistributed (distributions in excess of) net investment income	$(267,346)	$754,758

See Notes to Financial Statements.

44	ANNUAL REPORT	FEBRUARY 28, 2009

Statements of Cash Flows

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)		BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

	Period June 1, 2008 to February 28, 2009	Year Ended May 31, 2008	Period June 1, 2008 to February 28, 2009	Year Ended May 31, 2008	Year Ended February 28, 2009	Year Ended February 28, 2009	Year Ended February 28, 2009

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations	$(103,763,239)	$(20,009,886)	$(112,298,481)	$(22,351,069)	$(278,136,250)	$(58,879,506)	$(114,135,798)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	1,844,715	2,034,283	1,591,866	2,723,382	7,019,914	1,444,422	2,921,194
Decrease (increase) in prepaid expenses and other assets	5,061	(42,467)	(3,137)	(44,163)	161,560	11,049	5,767
Decrease in other liabilities	(59,570)	(222,259)	(98,538)	(218,611)	(271,063)	(107,321)	(97,775)
Swap premiums paid	—	—	—	—	(2,638,648)	(1,355,158)	(2,352,825)
Net realized and unrealized loss	120,521,256	46,668,807	130,560,911	50,381,587	343,473,089	74,642,852	137,953,206
Amortization of premium and discount on investments	(939,769)	(156,871)	(1,130,494)	(185,711)	(3,015,444)	(986,792)	(939,686)
Cash collateral on swaps	(2,500,000)	—	—	—	—	—	(900,000)
Payment-in-kind income	(619,078)	(526,454)	(805,148)	(949,113)	(3,095,654)	(556,461)	(694,292)
Premiums received from options written	—	—	—	—	480,000	120,000	240,000
Proceeds from sales and paydowns of long-term securities	133,652,547	190,268,817	142,776,126	203,235,485	400,862,051	120,867,019	209,873,284
Purchases of long-term securities	(101,823,456)	(132,716,283)	(108,355,440)	(143,485,196)	(290,873,553)	(92,317,621)	(158,289,537)
Net sales (purchases) of short-term investments	(7,097,122)	6,428,611	(8,370,522)	1,569,706	(4,725,260)	(4,108,178)	(2,444,623)
Unrealized gain on foreign currency	—	(39,462)	—	(53,964)	—	—	—

Cash provided by operating activities	39,221,345	91,686,836	43,867,143	90,622,333	169,240,742	38,774,305	71,138,915

Cash Used for Financing Activities

Cash receipts from loans	47,000,000	74,500,000	50,000,000	79,000,000	228,000,000	93,000,000	141,000,000
Cash payments from loans	(73,000,000)	(136,000,000)	(77,500,000)	(137,000,000)	(337,000,000)	(117,000,000)	(185,500,000)
Cash dividends paid to shareholders	(19,141,437)	(26,103,776)	(20,769,001)	(28,788,075)	(64,015,880)	(16,027,943)	(26,970,975)
Increase in bank overdraft	926,999	—	—	—	—	—	—

Cash used for financing activities	(44,214,438)	(87,603,776)	(48,269,001)	(86,788,075)	(173,015,880)	(40,027,943)	(71,470,975)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	29,338	(17,657)	29,019	(32,161)	(58,664)	(5,730)	—

Cash

Net increase (decrease) in cash	(4,963,755)	4,065,403	(4,372,839)	3,802,097	(3,833,802)	(1,259,368)	(332,060)
Cash at beginning of year	5,030,665	965,262	4,590,276	788,179	4,792,147	1,514,553	454,483

Cash at end of year	$66,910	$5,030,665	$217,437	$4,590,276	$958,345	$255,185	$122,423

Cash Flow Information

Cash paid for interest	$1,713,929	$4,295,816	$1,879,251	$4,643,420	$5,842,301	$1,608,332	$2,853,954

Non-Cash Financing Activities

Reinvestment of dividends	—	—	—	—	$1,869,284	—	$239,560

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	45

Financial Highlights

	BlackRock Corporate High Yield Fund, Inc. (COY)

	Period June 1, 2008 to February 28, 2009

		Year Ended May 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$7.74	$9.07	$8.52	$8.53	$8.48	$8.01

Net investment income[1]	0.50	0.75	0.73	0.74	0.87	0.91
Net realized and unrealized gain (loss)	(3.50)	(1.32)	0.49	0.02	0.07	0.56

Net increase (decrease) from investment operations	(3.00)	(0.57)	1.22	0.76	0.94	1.47

Dividends to shareholders from net investment income	(0.55)	(0.76)	(0.67)	(0.77)	(0.89)	(1.00)

Net asset value, end of period	$4.19	$7.74	$9.07	$8.52	$8.53	$8.48

Market price, end of period	$3.91	$7.28	$8.47	$7.42	$8.46	$8.23

Total Investment Return[2]

Based on net asset value	(38.98)%[3]	(5.49)%	15.60%	9.75%	11.31%	18.65%

Based on market price	(39.46)%[3]	(4.81)%	23.96%	(3.63)%	13.75%	6.75%

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	1.17%[4]	0.83%	0.91%	0.90%	0.87%	0.91%

Total expenses	2.29%[4]	2.33%	3.25%	2.39%	1.69%	1.39%

Net investment income	11.45%[4]	9.15%	8.36%	8.55%	9.85%	10.72%

Supplemental Data

Net assets, end of period (000)	$144,800	$267,698	$313,821	$294,759	$294,218	$291,654

Amount of loan outstanding, end of period (000)	$38,700	$64,700	$126,200	$127,700	$100,600	$100,400

Average amount of loan outstanding during the period (000)	$59,553	$81,598	$125,974	$101,539	$104,938	$101,764

Portfolio turnover	37%	38%	62%	57%	57%	83%

Asset coverage, end of period per $1,000	$4,742	$5,138	$3,487	$3,308	$3,925	$3,905

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

46	ANNUAL REPORT	FEBRUARY 28, 2009

Financial Highlights

	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Period June 1, 2008 to February 28, 2009
		Year Ended May 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$7.62	$8.99	$8.46	$8.46	$8.43	$7.86

Net investment income[1]	0.50	0.73	0.71	0.72	0.85	0.88
Net realized and unrealized gain (loss)	(3.51)	(1.33)	0.49	0.02	0.07	0.58

Net increase (decrease) from investment operations	(3.01)	(0.60)	1.20	0.74	0.92	1.46

Dividends to shareholders from net investment income	(0.56)	(0.77)	(0.67)	(0.74)	(0.89)	(0.89)

Capital changes with respect to issuance of Common Stock	—	—	—	—	—	0.00 [2]

Net asset value, end of period	$4.05	$7.62	$8.99	$8.46	$8.46	$8.43

Market price, end of period	$3.57	$7.03	$8.53	$7.36	$8.38	$7.97

Total Investment Return[3]

Based on net asset value	(39.69)%[4]	(5.69)%	15.51%	9.78%	11.24%	19.33%

Based on market price	(42.38)%[4]	(8.30)%	25.98%	(3.59)%	16.55%	6.07%

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	1.29%[5]	0.96%	1.04%	1.00%	0.99%	1.01%

Total expenses	2.45%[5]	2.47%	3.38%	2.49%	1.81%	1.51%

Net investment income	11.80%[5]	9.01%	8.25%	8.45%	9.71%	10.48%

Supplemental Data

Net assets, end of period (000)	$151,261	$284,361	$335,479	$315,699	$315,626	$313,583

Amount of loan outstanding, end of period (000)	$44,200	$71,700	$129,700	$141,000	$107,800	$109,600

Average amount of loan outstanding during the period (000)	$65,500	$88,466	$134,704	$109,144	$112,501	$112,297

Portfolio turnover	37%	38%	62%	56%	55%	83%

Asset coverage, end of period per $1,000	$4,422	$4,966	$3,587	$3,239	$3,928	$3,861

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	47

Financial Highlights

	BlackRock Debt Strategies Fund, Inc. (DSU)					BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

										Period July 30, 2004[1] to Feb. 28, 2005
	Year Ended Feb. 28, 2009	Year Ended Feb. 29, 2008				Year Ended Feb. 28, 2009	Year Ended Feb. 29, 2008
			Year Ended February 28,					Year Ended February 28,

			2007	2006	2005			2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$5.57	$7.01	$6.69	$7.06	$6.71	$16.06	$19.28	$19.39	$19.74	$19.10

Net investment income[2]	0.52	0.66	0.68	0.63	0.67	1.37	1.55	1.55	1.33	0.58
Net realized and unrealized gain (loss)	(3.12)	(1.43)	0.28	(0.35)	0.34	(6.98)	(3.27)	(0.12)	(0.31)	0.57

Net increase (decrease) from investment operations	(2.60)	(0.77)	0.96	0.28	1.01	(5.61)	(1.72)	1.43	1.02	1.15

Dividends and distributions to shareholders from:
Net investment income	(0.62)	(0.67)	(0.64)	(0.65)	(0.66)	(1.53)	(1.50)	(1.54)	(1.27)	(0.47)
Net realized gain	—	—	—	—	—	—	—	—	(0.10)	(0.01)

Total dividends and distributions	(0.62)	(0.67)	(0.64)	(0.65)	(0.66)	(1.53)	(1.50)	(1.54)	(1.37)	(0.48)

Capital charges with respect to issuance of Common Shares	—	—	—	—	—	—	—	—	—	(0.03)

Net asset value, end of period	$2.35	$5.57	$7.01	$6.69	$7.06	$8.92	$16.06	$19.28	$19.39	$19.74

Market price, end of period	$2.07	$5.43	$7.28	$6.77	$6.71	$8.28	$14.75	$18.50	$17.76	$19.44

Total Investment Return[3]

Based on net asset value	(50.19)%	(11.72)%	15.35%	4.57%	15.95%	(36.46)%	(8.98)%	8.31%	6.07%	5.97%[4]

Based on market price	(54.99)%	(17.13)%	18.37%	11.34%	10.53%	(35.78)%	(12.88)%	13.47%	(1.35)%	(0.34)%[4]

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	1.20%	0.99%	0.99%	1.02%	1.02%	1.38%	1.20%	1.22%	1.25%	0.92%[5]

Total expenses after fees paid indirectly	2.42%	3.13%	3.16%	2.63%	1.83%	2.48%	2.78%	2.87%	2.46%	1.30%[5]

Total expenses	2.42%	3.13%	3.16%	2.63%	1.83%	2.48%	2.78%	2.87%	2.46%	1.48%[5]

Net investment income	11.79%	9.90%	9.97%	9.55%	9.84%	10.08%	8.39%	8.03%	6.88%	5.11%[5]

Supplemental Data

Net assets, end of period (000)	$252,080	$594,204	$745,944	$708,411	$745,256	$93,656	$168,553	$202,364	$203,557	$207,255

Amount of loan outstanding, end of period (000)	$90,000	$199,000	$298,600	$259,900	$298,400	$26,000	$50,000	$47,000	$61,400	$60,300

Average amount of loan outstanding during the period (000)	$163,286	$272,846	$283,906	$294,371	$304,549	$45,165	$55,269	$61,022	$63,725	$29,072

Portfolio turnover	44%	51%	65%	46%	60%	47%	65%	65%	72%	30%

Asset coverage, end of period per $1,000	$3,801	$3,986	$3,498	$3,726	$3,498	$4,602	$4,371	$5,306	$4,315	$4,437

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

48	ANNUAL REPORT	FEBRUARY 28, 2009

Financial Highlights

	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 28, 2009	Year Ended February 29, 2008
			Year Ended February 28,

			2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$5.04	$6.17	$6.00	$6.28	$6.10

Net investment income[1]	0.41	0.54	0.57	0.55	0.57
Net realized and unrealized gain (loss)	(2.43)	(1.11)	0.16	(0.27)	0.16

Net increase (decrease) from investment operations	(2.02)	(0.57)	0.73	0.28	0.73

Dividends and distributions to shareholders from:
Net investment income	(0.43)	(0.56)	(0.56)	(0.56)	(0.55)
Tax return of capital	(0.05)	—	—	—	—

Total dividends and distributions	(0.48)	(0.56)	(0.56)	(0.56)	(0.55)

Net asset value, end of year	$2.54	$5.04	$6.17	$6.00	$6.28

Market price, end of year	$2.21	$4.91	$6.53	$5.88	$6.21

Total Investment Return[2]

Based on net asset value	(42.15)%	(9.76)%	12.82%	5.07%	12.88%

Based on market price	(48.33)%	(16.94)%	21.84%	4.13%	11.44%

Ratios to Average Net Assets

Total expenses excluding interest expense	1.05%	0.86%	0.90%	0.91%	0.91%

Total expenses	2.24%	2.70%	3.03%	2.39%	1.69%

Net investment income	9.96%	9.16%	9.42%	9.23%	9.28%

Supplemental Data

Net assets, end of year (000)	$143,643	$284,692	$347,449	$335,690	$349,791

Amount of loan outstanding, end of year (000)	$47,000	$91,500	$132,000	$141,700	$147,500

Average amount of loan outstanding during the year (000)	$79,422	$109,978	$131,575	$128,461	$137,934

Portfolio turnover	49%	48%	62%	48%	54%

Asset coverage, end of year per $1,000	$4,056	$4,112	$3,632	$3,369	$3,371

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2009	49

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“Corporate High Yield”), BlackRock Corporate High Yield Fund III, Inc. (“Corporate High Yield III”), BlackRock Debt Strategies Fund, Inc. (“Debt Strategies”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“Floating Rate Income Strategies II”) (the “Funds” or individually as the “Fund”) are registered under the investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“Senior High Income”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. Each of the Funds is organized as a Maryland corporation. Corporate High Yield and Corporate High Yield III recently changed their fiscal year end to February 28. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Funds value their investment in the BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of each Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Forward currency contracts — A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward currency contracts

50	ANNUAL REPORT	FEBRUARY 28, 2009

Notes to Financial Statements (continued)

involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

•

Options — The Funds may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options. Transactions in certain OTC options may expose the Funds to the risk of default by the counterparty to the transactions.

•

Swaps — The Funds may enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risk involves the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps — The Funds may enter into credit default swaps for investment purposes or to manage their credit risk. The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Funds may either buy or sell (write) credit default swaps. As a buyer, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Funds may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Floating Rate Loans: The Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

ANNUAL REPORT	FEBRUARY 28, 2009	51

Notes to Financial Statements (continued)

Floating rate loans are usually freely callable at the issuer’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Each Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments (e.g., options, written options, forward foreign currency contracts and swaps), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recorded on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the three years ended May 31, 2008 and the period ended February 28, 2009 for Corporate High Yield and Corporate High Yield III, and for each of the four years ended February 28, 2009 for Debt Strategies, Floating Rate Income Strategies II and Senior High Income. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

52	ANNUAL REPORT	FEBRUARY 28, 2009

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of the Funds. Each Fund may, however, elect to invest in Common Shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statements of Operations.

Bank Overdraft: Corporate High Yield recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each fund pays the Advisor a monthly fee at the following annual rates of the average daily value of each Fund’s net assets, plus the proceeds of any outstanding borrowings used for leverage:

Corporate High Yield	0.50%
Corporate High Yield III	0.60%
Debt Strategies	0.60%
Floating Rate Income Strategies II	0.75%
Senior High Income	0.50%

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Funds to the Advisor.

For the year ended February 28, 2009, Debt Strategies, Floating Rate Income Strategies II and Senior High Income reimbursed the Advisor for certain accounting services, which are included in accounting services in the Statements of Operations as follows:

Reimbursement to Advisor

Debt Strategies	$7,945
Floating Rate Income Strategies II	$2,399
Senior High Income	$4,237

For the period June 1, 2008 to February 28, 2009 and the year ended May 31, 2008, Corporate High Yield and Corporate High Yield III reimbursed the Advisor for certain accounting services, which are included in accounting services in the Statements of Operations as follows:

	Period June 1, 2008 to February 28, 2009	Year Ended May 31, 2008

Corporate High Yield	$3,032	$5,078
Corporate High Yield III	$3,413	$5,298

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period June 1, 2008 to February 28, 2009 for Corporate High Yield and Corporate High Yield III and the year ended February 28, 2009 for Debt Strategies, Floating Rate Income Strategies II and Senior High Income were as follows:

	Total Purchases	Total Sales

Corporate High Yield	$94,298,947	$133,388,388
Corporate High Yield III	$100,392,962	$141,313,158
Debt Strategies	$272,948,645	$399,176,343
Floating Rate Income Strategies II	$86,661,384	$117,861,327
Senior High Income	$149,124,215	$211,125,837

ANNUAL REPORT	FEBRUARY 28, 2009	53

Notes to Financial Statements (continued)

Transactions in call and put options written for the year ended February 28, 2009 were as follows:

Debt Strategies

Call Options Written	Contracts	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	8	$228,000
Options expired	(8)	(228,000)

Outstanding call options written, end of year	—	$—

Put Options Written	Contracts	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	8	$252,000
Options expired	(8)	(252,000)

Outstanding put options written, end of year	—	$—

Floating Rate Income Strategies II

Call Options Written	Contracts	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	2	$57,000
Options expired	(2)	(57,000)

Outstanding call options written, end of year	—	$—

Put Options Written	Contracts	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	2	$63,000
Options expired	(2)	(63,000)

Outstanding put options written, end of year	—	$—

Senior High Income

Call Options Written	Contracts	Premiums Received

Outstanding call options written, beginning of year	—	—
Options written	4	$114,000
Options expired	(4)	(114,000)

Outstanding call options written, end of year	—	$—

Put Options Written	Contracts	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	4	$126,000
Options expired	(4)	(126,000)

Outstanding put options written, end of year	—	$—

4. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counter-party risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

5. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of Common Shareholders. During the years ended February 28, 2009 and February 29, 2008, the shares issued and outstanding increased by the following amounts:

	February 28, 2009	February 29, 2008

Debt Strategies	499,727	332,989
Senior High Income	75,664	159,689

Shares issued and outstanding remained constant for Corporate High Yield and Corporate High Yield III for the period June 1, 2008 to February 28, 2009 and the years ended May 31, 2008 and May 31, 2007 and for Floating Rate Income Strategies II for the years ended February 28, 2009 and February 29, 2008.

6. Commitments:

The Funds may invest in floating rate loans. In connection with these investments, the Funds may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. As of February 28, 2009, the Funds had the following unfunded loan commitments:

Floating Rate Income Strategies II

Borrower	Unfunded Commitment (000)	Value of Underlying Loans (000)

Community Health Systems, Inc.	$104	$88
Hologic, Inc.	$150	$135
Smurfit Corp.	$210	$197
Vought Aircraft Industries, Inc.	$333	$200

7. Short-Term Borrowings:

On May 16, 2008, the Funds renewed their revolving credit and security agreements pursuant to a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), as Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agreement was renewed for one year and at the time of

54	ANNUAL REPORT	FEBRUARY 28, 2009

Notes to Financial Statements (continued)

renewal had maximum limits of $135 million for Corporate High Yield, $143 million for Corporate High Yield III, $309 million for Debt Strategies, $88 million for Floating Rate Income Strategies II and $148 million for Senior High Income.

Under the Citicorp program, the conduits will fund advances to each Fund through the issuance of highly rated commercial paper. Each Fund has granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on each Fund’s borrowings is based on the interest rate carried by the commercial paper plus a program fee. In addition, each Fund pays a liquidity fee to the secondary backstop lenders and the agent. These amounts are shown on the Statements of Operations as borrowing costs.

Under the agreement, the Funds are subject to certain conditions and covenants, which include among other things limitations on asset declines over prescribed time periods. As a result of the decline in net assets attributable to market conditions, certain terms of the facility were renegotiated effective December 5, 2008, which included waivers of certain financial covenants by the Lenders, an increase in program and liquidity fees under the facility and a reduction of the maximum limits as follows:

Maximum Limit

Corporate High Yield	$81,000,000
Corporate High Yield III	$85,000,000
Debt Strategies	$174,000,000
Floating Rate Income Strategies II	$58,000,000
Senior High Income	$91,000,000

For the period ended February 28, 2009, the daily weighted average interest rates were as follows:

Daily Weighted Average Interest Rate

Corporate High Yield	3.71%
Corporate High Yield III	3.70%
Debt Strategies	3.50%
Floating Rate Income Strategies II	3.49%
Senior High Income	3.52%

8. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of February 28, 2009 were attributable to the difference between book and tax amortization methods on fixed income securities, classification of investments, foreign currency transactions, the expiration of capital loss carryforwards, reclassifications of distributions, accounting for swap agreements, tax characterization of income recognized from partnerships and grantor trusts, the classification of income and the characterization of expenses.

	Corporate High Yield	Corporate High Yield III	Debt Strategies	Floating Rate Income Strategies II	Senior High Income

Paid-in capital in excess of par	$(25,513,921)	$(34,200,029)	$(21,442,332)	—	$(25,658,795)
Undistributed (distributions in excess of) net investment income	$702,053	$693,854	$3,302,052	$527,422	$(177,404)
Accumulated net realized loss	$24,811,868	$33,506,175	$18,140,280	$(527,422)	$25,836,199

The tax character of distributions paid during the period ended February 28, 2009 and the years ended May 31, 2008 and May 31, 2007 for Corporate High Yield and Corporate High Yield III and during the years ended February 28, 2009 and February 29, 2008 for Debt Strategies, Floating Rate Income Strategies II and Senior High Income were as follows:

	Corporate High Yield	Corporate High Yield III	Debt Strategies	Floating Rate Income Strategies II	Senior High Income

Ordinary income
2/28/09	$19,134,959	$20,800,925	$65,857,392	$16,017,675	$24,063,310
5/31/08	$26,113,293	$28,767,885	—	—	—
2/29/08	—	—	$71,016,850	$15,779,101	$31,809,845
5/31/07	$23,238,405	$25,076,686	—	—	—
Tax return of capital 2/28/09	—	—	—	—	$3,089,535

Total
2/28/09	$19,134,959	$20,800,925	$65,857,392	$16,017,675	$27,152,845

5/31/08	$26,113,293	$28,767,885	—	—	—

2/29/08	—	—	$71,016,850	$15,779,101	$31,809,845

5/31/07	$23,238,405	$25,076,686	—	—	—

ANNUAL REPORT	FEBRUARY 28, 2009	55

Notes to Financial Statements (concluded)

As of February 28, 2009, the tax components of accumulated losses were as follows:

	Corporate High Yield	Corporate High Yield III	Debt Strategies	Floating Rate Income Strategies II	Senior High Income

Undistributed ordinary income	$5,266,633	$2,822,188	$279,380	$1,396,638	—
Capital loss carryforwards	(141,828,019)	(199,443,285)	(294,702,641)	(13,688,710)	$(142,177,426)
Net unrealized losses*	(132,969,267)	(144,348,428)	(425,768,447)	(94,221,723)	(170,683,550)

Total Accumulated Net Losses	$(269,530,653)	$(340,969,525)	$(720,191,708)	$(106,513,795)	$(312,860,976)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the timing and recognition of partnership income, the classification of investments, the accounting for swap agreements, the deferral of post-October capital losses for tax purposes, the deferral of compensation to directors and other book/tax temporary differences.

As of February 28, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires February 28,	Corporate High Yield	Corporate High Yield III	Debt Strategies	Floating Rate Income Strategies II	Senior High Income

2010	$33,478,307	$52,918,036	$90,564,493	—	$54,958,583
2011	77,885,783	119,513,437	85,285,305	—	30,706,546
2012	6,647,369	1,938,881	17,223,475	—	22,345,071
2013	—	—	21,126,025	—	—
2014	—	—	20,233,987	$203,838	4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	454,146	363,401	—	—	—
2017	23,362,414	24,709,530	56,690,782	12,168,927	27,675,242

Total	$141,828,019	$199,443,285	$294,702,641	$13,688,710	$142,177,426

9. Subsequent Events:

On March 5, 2009, the Funds terminated their revolving credit agreement with Citicorp and entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”). The Agreement has a maximum commitment of $81 million for Corporate High Yield, $85 million for Corporate High Yield III, $135 million for Debt Strategies, $58 million for Floating Rate Income Strategies II and $91 million for Senior High Income. The Funds have granted a security interest in substantially all of their assets to SSB.

The Funds paid net investment income dividends on March 31, 2009 to shareholders of record on March 16, 2009. The amount of the net investment income dividend per share was as follows:

Common Dividend Per Share

Corporate High Yield	$0.06100
Corporate High Yield III	$0.06000
Debt Strategies	$0.03550
Floating Rate Income Strategies II	$0.10335
Senior High Income	$0.02500

56	ANNUAL REPORT	FEBRUARY 28, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Corporate High Yield Fund, Inc.,
BlackRock Corporate High Yield Fund III, Inc.,
BlackRock Debt Strategies Fund, Inc.,
BlackRock Floating Rate Income Strategies Fund II, Inc.,
BlackRock Senior High Income Fund, Inc.
(collectively the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Corporate High Yield Fund, Inc. and BlackRock Corporate High Yield Fund III, Inc. as of February 28, 2009, and the related statements of operations and cash flows for the period June 1, 2008 to February 28, 2009 and for the year ended May 31, 2008, the statements of changes in net assets for the period June 1, 2008 to February 28, 2009 and for each of the two years in the period ended May 31, 2008, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Senior High Income Fund, Inc., as of February 28, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2009, by correspondence with the custodian, brokers and financial intermediaries; where replies were not received from brokers or financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc. and BlackRock Corporate High Yield Fund III, Inc. as of February 28, 2009, the results of their operations and their cash flows for the period June 1, 2008 to February 28, 2009 and for the year ended May 31, 2008, the changes in their net assets for the period June 1, 2008 to February 28, 2009 and for each of the two years in the period ended May 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc. as of February 28, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 29, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the fiscal period ended February 28, 2009:

		BlackRock Corporate High Yield Fund, Inc.	BlackRock Corporate High Yield Fund III, Inc.	BlackRock Debt Strategies Fund, Inc.	BlackRock Floating Rate Income Strategies Fund II, Inc.	BlackRock Senior High Income Fund, Inc.

Interest-Related Dividends for Non-US Residents[1] Month Paid:	March 2008	—	—	78.96%	66.07%	90.86%
	April 2008	—	—	78.60%	71.86%	86.61%
	May 2008	—	—	78.55%	81.07%	86.61%
	June 2008	88.40%	78.86%	78.55%	81.07%	86.61%
	July 2008	88.40%	83.48%	78.55%	81.07%	86.61%
	August 2008	87.51%	89.91%	78.55%	81.07%	86.61%
	September 2008	83.54%	89.91%	78.55%	81.07%	86.61%
	October 2008	83.54%	89.91%	78.55%	81.07%	86.61%
	November 2008	83.54%	89.91%	78.55%	81.07%	86.61%
	December 2008	83.54%	89.91%	78.55%	81.07%	86.61%
	January 2009	83.54%	89.91%	78.55%	81.07%	86.61%
	February 2009	78.91%	59.67%	100.00%	88.67%	86.61%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	FEBRUARY 28, 2009	57

Automatic Dividend Reinvestment Plans

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by each Fund are automatically reinvested in additional Common Shares of each Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Share-owner Services for BlackRock Debt Strategies Fund, Inc. and BlackRock Senior High Income Fund, Inc. and Computershare Trust Company, N.A. for BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc. and BlackRock Floating Rate Income Strategies Fund II, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, a Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If a Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of a Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in a Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by each Fund. However, brokerage commissions may be incurred when a Fund purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a market premium, a Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of a Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock Debt Strategies Fund, Inc. and BlackRock Senior High Income Fund, Inc. should contact BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 and shareholders of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc. and BlackRock Floating Rate Income Strategies Fund II, Inc. should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

58	ANNUAL REPORT	FEBRUARY 28, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				106 Funds 103 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				106 Funds 103 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction equipment) from 1985 to 2005; Formerly Member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				106 Funds 103 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	106 Funds 103 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				106 Funds 103 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.

				106 Funds 103 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	106 Funds 103 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 Funds 103 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	FEBRUARY 28, 2009	59

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the US Council of Economic Advisers under the President of the United States from 2001 to 2003.

				106 Funds 103 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

Professor of Business Administration and Deputy Dean for Academic Affairs, George Fisher Baker Jr., Harvard Business School since 2008; Mizuho Financial Group Professor of Finance, Harvard Business School and Deputy Dean for Academic Affairs from 2006 to 2008; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				106 Funds 103 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998 and Karen P. Robards since 1998.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			175 Funds 286 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			175 Funds 286 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

60	ANNUAL REPORT	FEBRUARY 28, 2009

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s US Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM- advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Custodians
For BlackRock Corporate
High Yield Fund, Inc.:
JPMorgan Chase Bank, N.A.
Brooklyn, NY 11245

For BlackRock Corporate
High Yield Fund III, Inc.
and BlackRock Floating
Rate Income Strategies
Fund II, Inc.:
State Street Bank and
Trust Company
Boston, MA 02101

For BlackRock Debt Strategies
Fund, Inc. and BlackRock Senior
High Income Fund, Inc.:
The Bank of New York Mellon
New York, NY 10286

Transfer Agents
For BlackRock Corporate High Yield
Fund, Inc., BlackRock Corporate
High Yield Fund III, Inc. and
BlackRock Floating Rate Income
Strategies Fund II, Inc.:
Computershare Trust Company, N.A.
Providence, RI 02940

For BlackRock Debt Strategies
Fund, Inc. and BlackRock Senior
High Income Fund, Inc.:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

For All Funds:

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Funds Address:
100 Bellevue Parkway
Wilmington, DE 19809

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the Funds. The Board wishes Mr. Salomon well in his retirement.

ANNUAL REPORT	FEBRUARY 28, 2009	61

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008, to elect director nominees of each Fund:

Approved the Directors as follows:

	G. Nicholas Beckwith, III		Kent Dixon		R. Glenn Hubbard

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BlackRock Debt Strategies Fund, Inc.	92,063,376	2,478,350	92,026,411	2,515,315	92,046,657	2,495,069
BlackRock Floating Rate Income Strategies Fund II, Inc.	7,798,100	181,690	7,787,138	192,652	7,799,154	180,636
BlackRock Senior High Income Fund, Inc.	48,691,792	1,012,815	48,685,183	1,019,424	48,657,543	1,047,064

	W. Carl Kester		Robert S. Salomon, Jr.		Richard S. Davis

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BlackRock Debt Strategies Fund, Inc.	92,078,531	2,463,195	92,001,056	2,540,670	92,079,668	2,462,058
BlackRock Floating Rate Income Strategies Fund II, Inc.	7,801,183	178,607	7,784,638	195,152	7,801,213	178,577
BlackRock Senior High Income Fund, Inc.	48,699,544	1,005,063	48,684,583	1,020,024	48,694,650	1,009,957

	Frank J. Fabozzi		James T. Flynn		Karen P. Robards

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BlackRock Debt Strategies Fund, Inc.	92,056,614	2,485,112	92,049,404	2,492,322	92,080,185	2,461,541
BlackRock Floating Rate Income Strategies Fund II, Inc.	7,801,210	178,580	7,798,678	181,112	7,798,510	181,280
BlackRock Senior High Income Fund, Inc.	48,687,031	1,017,576	48,689,776	1,014,831	48,708,126	996,481

	Richard E. Cavanagh		Kathleen F. Feldstein		Henry Gabbay

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BlackRock Debt Strategies Fund, Inc.	92,073,765	2,467,961	92,013,670	2,528,056	92,077,054	2,464,672
BlackRock Floating Rate Income Strategies Fund II, Inc.	7,801,213	178,577	7,795,401	184,389	7,801,183	178,607
BlackRock Senior High Income Fund, Inc.	48,693,624	1,010,983	48,712,689	991,918	48,690,654	1,013,953

	Jerrold B. Harris

	Votes For	Votes Withheld

BlackRock Debt Strategies Fund, Inc.	92,049,846	2,491,880
BlackRock Floating Rate Income Strategies Fund II, Inc.	7,798,713	181,077
BlackRock Senior High Income Fund, Inc.	48,689,775	1,014,832

Fund Certification

The Funds listed for trading on the New York Stock Exchange (“NYSE”) have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

62	ANNUAL REPORT	FEBRUARY 28, 2009

Additional Information (concluded)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and source for tax reporting purposes will depend upon the Funds’ investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BlackRock Debt Strategies Fund, Inc.	$0.59120	—	$0.02480	$0.61600	96%	0%	4%	100%
BlackRock Senior High Income Fund, Inc.	$0.43607	—	$0.04492	$0.48099	91%	0%	9%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	FEBRUARY 28, 2009	63

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

#CEF1-5-2/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Floating Rate Income Strategies Fund II, Inc.	$49,300	$46,300	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Floating Rate Income Strategies Fund II, Inc.	$412,128	$294,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and

concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –

Portfolio Managers of Closed-End Management Investment Companies – as of February 28, 2009

(a) Effective May 8, 2009, the registrant is managed by a team of investment professionals comprised of Leland T. Hart, Managing Director at BlackRock and C. Adrian Marshall, Director at BlackRock. Messrs. Hart and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Hart and Marshall have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography

Leland T. Hart

Managing Director of BlackRock, Inc. since 2009; Partner of R3 Capital Partners (“R3”) in 2009; Managing Director of R3 from 2008 - 2009; Managing Director of Lehman Brothers from 2006 - 2008; Executive Director of Lehman Brothers from 2003 - 2006.

C. Adrian Marshall	Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc. from 2004 - 2007.

(a)(2) As of May 8, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Leland T. Hart	9	0	0	0	0	0
	$2.02 Billion	$0	$0	$0	$0	$0
C. Adrian Marshall	9	1	3	0	0	0
	$2.02 Billion	$49.4 Million	$441.3 Million	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of May 8, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., CSFB Leveraged Loan Index, CSFB High Yield II Value Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Marshall has received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Marshall has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager except Mr. Hart is eligible to participate in these plans.

          United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Hart is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned

Leland T. Hart	None
C. Adrian Marshall	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund II, Inc.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer of
BlackRock Floating Rate Income Strategies Fund II, Inc.

Date: May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund II, Inc.

Date: May 8, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund II, Inc.

Date: May 8, 2009